Exhibit 10.26

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Foundation Health Enterprises LLC

Delaware Limited Liability Company

(the “Company”)

Offering of up to

$15,960,000

Class B Units

at

$105,000.00 per Unit

Foundation Health Enterprises, LLC, a Delaware limited liability company (“Company”) is hereby offering (“Offering”) for sale 152 units of its Class B membership interests with a one percent (1%) Class B membership interest representing one (1) unit (“Unit).

The Offering will expire at 5:00 p.m., Central Standard Time, on August 1, 2013, unless sooner terminated or extended. All subscription amounts will be deposited into a separate, fully insured deposit account at the Company’s bank pending acceptance of the subscriptions. Subscriptions may be accepted by the Company at the discretion of the Company. Therefore, subscriptions may be accepted from time to time as the Company may determine. Any subscription payment attributable to a subscription that is not accepted by the Company will be returned to the subscriber, without interest. If the Offering is terminated, all payments for subscriptions will be refunded, without any interest earned thereon.

THE UNITS HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION AS PROVIDED IN APPLICABLE STATUTES. THE SALE OR OTHER DISPOSITION OF THE UNITS IS RESTRICTED AND THE EFFECTIVENESS OF ANY SUCH SALE OR OTHER DISPOSITION MAY BE CONDITIONED UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND OTHER APPLICABLE STATUTES. THE UNITS HAVE NOT BEEN APPROVED, DISAPPROVED OR RECOMMENDED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

March 18, 2013

THIS SUMMARY IS DELIVERED SOLELY TO:

Name:

Control No.:

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANYONE IN ANY STATE OR IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

THIS MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE PERSON WHO HAS RECEIVED IT FROM THE COMPANY. DELIVERY OF THIS MEMORANDUM, OR ANY OTHER DOCUMENTS OR INFORMATION FURNISHED TO AN OFFEREE TO ANYONE OTHER THAN THE PERSON WHO HAS RECEIVED IT FROM THE COMPANY IS UNAUTHORIZED, AND ANY REPRODUCTION HEREOF, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL AND STATE SECURITIES LAWS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THIS INVESTMENT MEMORANDUM, AGREES TO RETURN IT AND ALL ENCLOSED DOCUMENTS TO THE MANAGER IF THE OFFEREE DOES NOT UNDERTAKE TO PURCHASE ANY OF THE UNITS OFFERED HEREBY. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, EXCEPT TO THE OFFEREE’S REPRESENTATNES OR ADVISORS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE MANAGER, IS PROHIBITED.

NO PERSON HAS BEEN AUTHORIZED TO FURNISH ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO OR IN CONNECTION WITH THE OFFERING OF UNITS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM (INCLUDING THE EXHIBITS HERETO) OR OTHER INFORMATION WHICH IS FURNISHED BY THE COMPANY UPON REQUEST AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MAY NOT BE RELIED UPON BY ANY OFFEREE AS HAVING BEEN AUTHORIZED BY THE MANAGER OR BY THE COMPANY.

NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL BE EMPLOYED IN THE OFFERING OF UNITS OTHER THAN THIS MEMORANDUM AND THE DOCUMENTS INCLUDED HEREWITH AND REFERRED TO HEREIN. ANY INFORMATION OR REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN OR INFORMATION THAT IS FURNISHED BY THE COMPANY UPON REQUEST SHOULD NOT BE RELIED UPON. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR THE ACCEPTANCE OF ANY SUBSCRIPTION HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OR PROSPECTS OF THE COMPANY SINCE THE DATES AT WHICH INFORMATION IS GIVEN HEREIN OR THE DATE HEREOF.

THIS MEMORANDUM REPLACES AND SUPERSEDES ANY AND ALL INFORMATION AND MATERIALS RELATING TO THE UNITS WHICH THE MANAGER MAY HAVE FURNISHED TO ANY OFFEREE PRIOR TO THE DATE OF THIS MEMORANDUM. EACH OFFEREE MUST RELY EXCLUSIVELY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS MEMORANDUM OR FURNISHED BY THE COMPANY UPON REQUEST IN DECIDING WHETHER TO PURCHASE ANY UNITS.

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THE COMPANY WILL ANSWER ALL INQUIRIES FROM OFFEREES AND/OR THEIR ADVISORS CONCERNING THE UNITS, COMPANY AND ANY OTHER MATTERS RELATING TO COMPANY AND THE OFFERING AND SALE OF THE UNITS AND WILL AFFORD OFFEREES AND/OR THEIR ADVISORS THE OPPORTUNITY TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT THE COMPANY OR THE MANAGER POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

THE TAX IMPLICATIONS AND CONSEQUENCES WILL NOT BE THE SAME FOR ALL INVESTORS, AND ARE A MATERIAL FACTOR WHICH SHOULD BE CONSIDERED BY EVERY OFFEREE. SEE “SUMMARY RISK FACTORS.” PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR BUSINESS ADVICE. EACH INVESTOR IS ADVISED TO CONSULT WITH THE OFFEREE’S FINANCIAL ADVISOR, LEGAL COUNSEL AND ACCOUNTANT AS TO ANY LEGAL OR RELATED MATTERS CONCERNING AN INVESTMENT IN THE UNITS.

THERE IS NO PUBLIC OR PRIVATE MARKET FOR THE UNITS OFFERED HEREBY, NOR IS IT EXPECTED THAT ANY SUCH MARKET WILL DEVELOP. A PURCHASER OF UNITS IS REQUIRED TO RETAIN OWNERSHIP AND BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE UNITS ARE OFFERED ONLY TO OFFEREES WHO ARE ACCREDITED INVESTORS AND UP TO 35 NON-ACCREDITED INVESTORS UNDER THE FEDERAL SECURITIES LAWS AND WHO INTEND TO ACQUIRE THEIR UNITS FOR· INVESTMENT PURPOSES, WITHOUT ANY VIEW TO THE DISTRIBUTION OR RESALE OF THE UNITS. NO SUBSCRIPTION TO PURCHASE UNITS WILL BE ACCEPTED WITHOUT THE APPROVAL OF THE MANAGER, WHICH HAS THE ABSOLUTE RIGHT TO REFUSE TO ACCEPT ANY SUBSCRIPTION.

OWNERSHIP OF UNITS OF THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND IS NOT RECOMMENDED FOR ANY INVESTOR WHO DOES NOT HAVE A SUBSTANTIAL NET WORTH, WHO IS NOT IN A HIGH FEDERAL INCOME TAX BRACKET, AND WHO CANNOT AFFORD A TOTAL LOSS OF THE PROSPECTIVE INVESTOR’S INVESTMENT.

THIS MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THESE UNITS AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATION FROM THE COMPANY, THEIR AFFILIATES, OR ANY PROFESSIONAL ASSOCIATED WITH THIS OFFERING, AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT WITH AND RELY ON HIS OWN PERSONAL COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO LEGAL, TAX AND ECONOMIC IMPLICATIONS OF THE INVESTMENT DESCRIBED HEREIN AND ITS SUITABILITY FOR THE INVESTOR.

FORWARD-LOOKING STATEMENTS

This Memorandum and the Exhibits attached hereto, including any financial information (“Financial Information”), contain statements that should be deemed “forward-looking.” These forward-looking statements are based on certain assumptions and facts and are subject to many conditions and expectations. All forward-looking statements involve estimates by the Company and are subject to various risks and uncertainties that may be beyond the Company’s control and may cause results to differ from the Company’s current expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable based upon currently available information, it can give no assurance that such expectations will ultimately prove to be correct. You should read this Memorandum completely and with the understanding that the Company’s actual results and performance may differ materially from the forward-looking statements and from future results or performance expressed or implied by such forward-looking statements. Except as required by law, the Company undertakes no duty to update these forward-looking statements, even though the Company’s situation may change in the future. The Company qualifies all of its forward-looking statements by these cautionary statements.

ADDITIONAL NOTICES TO INVESTORS

This offering is made to a limited number of potential investors. The Units offered hereby have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws and are being offered and sold in reliance on the exemption from the registration requirements provided by section 4(2) of the 1933 Act and the regulations promulgated thereunder and analogous provisions of certain state laws. The Units are subject to restrictions on transferability and resale, and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, and pursuant to the terms of the Company’s Operating Agreement and the Subscription Agreement. Purchasers of the Units will be required to represent to the Company that the Units are being acquired for investment only.

SUMMARY RISK FACTORS

Investing in the healthcare industry involves certain risks. A variety of factors can have a material adverse effect on the expected cash flows, net income, value of the underlying businesses and other matters described in the Financial Information, including many factors over which the Company will have no control. Such factors and risks are not described herein, and the investors are expected to perform such due diligence as they deem necessary to evaluate an investment in the healthcare industry.

CERTAIN TRANSACTIONS

FHE Manager, LLC, a Delaware limited liability company, is the manager of the Company (the “Manager”), and the Manager’s principals, have engaged in, and may be expected to further engage in, certain transactions with the entities in which the Company holds an interest in the real estate, operations and equipment of some of the entities and may receive fees or other forms of compensation in connection with such transactions. The Manager is an affiliate of the Class A Member of the Company. While the Manager and its principals believe the fees and other compensation received in connection with these transactions is reasonable, such fees and other compensation are not negotiated on an arm’s length basis.

ADDITIONAL INFORMATION

This Memorandum and the Exhibits attached hereto do not contain all of the information that an investor would consider materially important in making an investment decision in the Company. It is expected that persons investing in this Offering will conduct their own review of the health care industry in general and the medical facilities/surgical center sector in specific prior to making an investment in the Company. Persons properly receiving this Memorandum are encouraged to ask any questions and review any documents, or to have their investment, tax or legal counsel do so on their behalf, prior to making an investment in the Company. For additional information concerning this Offering, the Company or Graymark, please contact Mr. Michael Horrell, one of the managers of the Manager, at 401 S. LaSalle, Suite 203, Chicago, IL 60605, or Mr. Stanton Nelson the Chief Executive Officer of Graymark at 204 N. Robinson, Floor 4, Oklahoma City, OK 73102. You may telephone Mr. Horrell at 847-867-0764 or Mr. Nelson at 405-601-5390.

Investors in this Offering will be required to represent that: (i) they (or their investment representative) are knowledgeable in making investments of this type; (ii) they have conducted their own investigation and have received answers to all questions asked by them of the Company; (iii) acknowledge that this Memorandum does not contain all of the information a reasonable investor would consider as material to an investment decision in the Company; and (iv) they are not relying upon the Memorandum for all material information concerning an investment in the Company.

Additionally, the limited information about the business and financial results of the Company’s expected investments has been provided to it by third parties and has not been independently verified by the Company. While the Company has no reason to believe such information is not materially accurate or complete, no representation or warranty in this regard is being made herein by the Company.

Circular 230 Notice. The following notice is based upon U.S. Treasury Regulations governing practice before the Internal Revenue Service: (1) any U.S. federal tax advice contained herein is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding U.S. federal tax penalties that may be imposed on the taxpayer; (2) any such advice is written to support the promotion or marketing of the transactions described herein; and (3) each taxpayer should seek advice based an such taxpayer’s particular circumstances from an independent tax advisor.

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EXHIBITS

A.	Operating Agreement of Foundation Health Enterprises, LLC

B.	Organization Chart of Foundation Healthcare Affiliates, LLC and Related Entities – Pre Merger

C.	Organization Chart of Foundation Healthcare Affiliates, LLC and Related Entities – Post Merger

D.	Operating Agreement of TSH Acquisition, LLC

E.	FSA and FSHA Financial Information

F.	Graymark Business

G.	Graymark Financial Information

H.	Subscription Materials

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SUMMARY OF THE OFFERING

This is a summary of the principal terms under which Class B Units shall be offered. This Summary and the entire Memorandum is qualified in its entirety by the information and terms contained in the Company’s Operating Agreement (the “Operating Agreement”) a copy of which is attached as Exhibit A hereto. Investors are encouraged to carefully review the Operating Agreement, which contains all of the designations, terms, conditions, rights and privileges of the Class B Units of the Company, including rights and obligations relating to management, fees, distributions, indemnification, and other matters. The Operating Agreement is incorporated herein in its entirety by reference and shall be controlling over anything contained in this Summary and Memorandum in the event of any conflict between the actual terms of the Operating Agreement and anything to the contrary contained herein.

The Company: Foundation Health Enterprises, LLC (the “Company”) is a newly formed Delaware limited liability company.

The Offering: This Confidential Private Placement Memorandum (the “Memorandum”) pertains to an offering to Accredited Investors and up to 35 Non-Accredited Investors, as defined in Rule 506 of Regulation D of the Securities Act of 1933 (the “Act”), of up to $15,960,000 Class B membership interests with a one percent (1%) Class B membership interest representing one unit (“Unit”) in the Company at $105,000 per Unit (“Offering”) (being $15,200,000 plus 5% Syndication Fee). The Offering is being made on a best-efforts basis and will be closed on a rolling basis as subscriptions are received and accepted by the Company generally as the Company is able to close on the purchase of the preferred membership interest in TSH Acquisition, LLC, a Delaware limited liability company (“TSH Preferred”) as further described herein. The Company may reject any subscription and may terminate the Offering at any time. Amounts received will be held in escrow pending issuance of the Units to the subscriber. Prior to the issuance of the Units to the subscriber, the Company may reject and return to such subscriber any subscription in full (without any interest thereon) that was accepted in contemplation of a purchase of the TSH Preferred that did not close. In such event, all amounts held in escrow will be returned to subscribers. The amounts received will be held in escrow until the closing of the FHA and Graymark merger described herein.

Each Unit consists of (a) One Class B Unit in the Company, and (b) as an additional incentive to make the investment, each Unit will also receive 10,000 restricted shares of the common stock of Graymark Healthcare, Inc., an Oklahoma corporation, the Company’s Class A Member (“Graymark” or the “Class A Member”) (i.e. one share of restricted common stock of Graymark for every $10.00 invested in the Units, net of the 5% Syndication Fee).

(a) Class B Units in the Company. The Class B Units in the Company are non-voting (except as otherwise provided in the Operating Agreement or as the Delaware Limited Liability Company Act requires.) The Class B Units will provide for a cumulative preferred return of 9% per annum on any unreturned capital contribution and will be redeemed by the Company in four (4) annual installments commencing at the end of the twelfth (12th) month after the close of the Offering and on each anniversary date thereafter, the first three (3) installments of which shall be in the amount of $10,000 each (being 10% of the initial capital contribution of $100,000, net of Syndication Fee) and the fourth (4th) installment shall be in the full amount of the balance of any unreturned capital contribution remaining plus the amount of any undistributed preferred distributions allocable to such Class B Unit. The Class B Units will not participate in or be allocated any income or gain of the Company over and above the preferred return and redemption rights described herein.

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In addition, the Class B Units are convertible at the election of the holder thereof at any time prior to the complete redemption thereof into restricted shares of the common stock of Graymark with respect to the balance of any unreturned capital contribution remaining plus the amount of any undistributed preferred distributions allocable thereto at such time at the conversion price of $2.00 per share. Graymark common stock issued upon conversion will not be registered and will be restricted shares.

The Class B Units will not be certificated.

(b) Common Stock of Graymark Healthcare, Inc. The common stock of Graymark is publicly held. Shares of Graymark common stock issued to Class B Unit holders will not be registered and will be restricted shares. The financial information of Graymark for the year ended 2011 and for the interim period ended September 30, 2012 are attached hereto as Exhibit G. Further information, including links to Graymark’s SEC filings may be found online at http://investor.graymarkhealthcare.com/phoenix.zhtml?c=187463&p=irol-irhome

The Company’s Business: The Company intends to purchase the TSH Preferred in TSH Acquisition, LLC (“TSH”). TSH’s business is investments in two (2) subsidiaries of Foundation HealthCare Affiliates, LLC, an Oklahoma limited liability company (“FHA”) consisting specifically of 100% of the membership interests in Foundation Surgery Affiliates, L.L.C., a Nevada limited liability company (“FSA”), and Foundation Surgical Hospital Affiliates, L.L.C., a Nevada limited liability company (“FSHA”).

The purchase by the Company of the TSH Preferred is as described in the TSH Operating Agreement. The TSH Operating Agreement is attached hereto as Exhibit D.

Source and Estimated Use of Funds: As shown below, of the total of up to $15,960,000 ($105,000 per Unit) of Investor Contributions to the Company, it is estimated that up to $15,200,000 ($100,000 per Unit) will be used to purchase the TSH Preferred and up to $760,000 ($5,000 per unit), representing a 5% Syndication Fee, will accrue to the account of or be paid to the Class A Member, which shall be responsible for all of the expenses of organizing the Company, expenses related to the Offering and expenses incurred in managing the Company, including management fees, if any paid to the Manager.

Summary of Key Terms of Preferred Equity Position in TSH:

Pursuant to the TSH Operating Agreement (see Exhibit D) by and among the Company and Graymark, the Company will purchase the TSH Preferred in TSH with the proceeds of this Offering.

Other Provisions:

The Company will be admitted as a member of TSH, binding TSH and Graymark to the TSH Operating Agreement.

Additionally, the FHA principals will not agree to any amendments to governing documents of FHA or its subsidiaries that could adversely affect the Company. There is no agreement in place with the Company and Graymark or the Company and FHA that would limit the right to or prohibit either FHA, Graymark or TSH from issuing additional preferred membership interests in other subsidiaries.

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SOURCE AND ESTIMATED USE OF PROCEEDS:

Source
Investor Contributions:	up to $	15,960,000.00
Estimated Use
Purchase of TSH Preferred:	up to $	15,200,000.00
Syndicated Fee (Organization/Offering and Managerial Expenses):	up to $	760,000.00

Total:		$15,960,000.00

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Anticipated Current Ownership of the Company: The Class A membership interests of the Company are owned entirely by Graymark Healthcare, Inc., an Oklahoma corporation (“Graymark” or the “Class A Member”). The Company will be manager managed and the Class A membership interests will be the sole voting class of membership in the Company and will have the power to elect the manager and control the Company. As stated above, the purchase by the Company of the TSH Preferred will be pursuant to the TSH Operating Agreement.

The Manager: FHE Manager LLC, a newly formed Delaware limited liability Company and affiliate of the Class A Member will be the manager (“Manager”) of the Company. The business and affairs of the Company shall be directed, managed and controlled by the Manager. The Class A Member will be responsible for all expenses related to organizing the Company, expenses related to the Offering and expenses incurred in managing the Company, including any management fee payable to the Manager, which in turn shall be fully responsible for all salaries and other compensation for employees and other agents of the Company, if any, as may be fixed from time to time by the Manager. The membership interests of FHE Manager, LLC are owned by Graymark.

Neither the Class A Member nor the Manager is in any way responsible or liable for, or has it in any way guaranteed or secured, any of the debts or obligations with respect to payment or performance under the Class B Units.

Profit and Loss Participation: Profits and losses will be allocated solely to the Class A Member with respect to the Class A membership interests after payments of the preferred return allocable to and any required redemption of the Class B Units.

Distributions: Distributions of Company net cash flow will be made first to the holders of the Class B Units to the extent of the preferred return allocated to and any required redemption of such Class B Units and then entirely to the Class A Member with respect to the Class A membership interest. Distributions shall be paid at such times and in such amounts as determined by the Manager in its discretion, except for distributions required to redeem the Class B Units, which shall be made as and when required. No distribution or return of capital will be made or paid if thereafter the Company would be insolvent or the net assets of the Company would be less than zero.

Minimum Investment: $105,000 (one Class B Unit)

Investors: The Class B Units will be offered to certain individuals and entities whose financial sophistication and wherewithal are sufficient to be deemed “accredited investors” or up to 35 “non-accredited investors” under Regulation D of the Securities Act of 1933. Offerees must be “accredited investors” or up to 35 “non-accredited investors” and meet other financial qualifications established from time to time by the Manager.

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RISK FACTORS

PRIOR TO MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER, ALONG WITH ALL OF THE OTHER INFORMATION CONTAINED IN THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, THE FOLLOWING RISK FACTORS ATTENDANT TO THAT INVESTMENT, AND SHOULD CONSULT WITH THEIR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT THERETO:

Risk Factors

Investing in privately issued securities is highly speculative. You should not consider an investment in the Units unless you or your investment advisor/purchaser representative are familiar with the risks associated with this investment and are capable of evaluating the merits of this investment. Additionally, the financial projections and certain other information contained herein are forward-looking statements and may not be representative of the actual results of an investment in the Units. All financial projections are inherently speculative. To the extent any of these assumptions prove to be incorrect, the actual financial results of the Company (or of its investments), and the results of investing in the Units are likely to differ materially from the results projected herein. Investors are encouraged to ask any questions and review any documents, or to have their investment, tax or legal counsel do so on their behalf, prior to making an investment in the Units.

Risk Associated With Operating History

The Company was formed in 2013 to acquire the TSH Preferred. While the Managers have extensive operating histories, the Company itself has no operating history.

Limited Capitalization; Further Borrowing

Although the Company has made a good faith effort to provide for reasonably anticipated problems and expenses in the development of its investment plan, there remains a risk that occurrences neither foreseen nor foreseeable could seriously increase the Company’s need for capital. There is an assessment provision in the Company’s Operating Agreement to provide for those eventualities, and the burden of such events would require either additional borrowing by the Company or the raising of additional capital from the members of the Company. While the Managers believe that adequate reserves and contingency strategies exist, and that this risk is unlikely in the present economy, the Company may not have revenues or borrowings available and therefore may have additional capital required from the Members of the Company. All investments of this type are to one or another extent speculative and subject to market fluctuation. There is no agreement in place with the Company and Graymark or the Company and FHA that would limit the right to or prohibit either FHA, Graymark or TSH from issuing additional preferred membership interests in other subsidiaries.

Skill of Management

The success of the Company depends on the skills and abilities of several key principals of the Managers, particularly Stanton Nelson and Michael Horrell. If these individuals were to cease to be involved with the Company for any reason (including, but not limited to, death or termination of employment), the success of the Company would depend in part on the ability of the Company to engage new people of at least equivalent skill. There is no assurance that the Company will be able to replace any departed principal of the Managers.

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Concentration of Control

Following the completion of this Offering, the Manager will remain in absolute control of the Company. The Manager, by and through their officers and members, exercise virtually total control over all aspects of the Company’s business operations and procedures. This means that purchasers of the Units will invest subject to the risks associated with not having control of the Company. The Manager of the Company has complete discretion concerning all aspects of the Company. The Manager will continue to follow accepted business procedures and use its best efforts to implement this business plan. However, the Manager retains discretion to modify this business plan within broad guidelines should business conditions or opportunities dictate. Further, there is the possibility that unexpected negative events concerning either TSH Preferred, Graymark, Foundation or the economy in general would alter investment conditions to the extent that additional capital might be required from the members or that to the extent that dilution of existing investors might be required in order to raise necessary capital. While the Manager has the right to loan additional capital to the Company, the Manager may not be in a position to do so. In such event, there can be no assurance that the current management team would remain in place or that the Company’s business plan would not materially change as a result of a shift in control.

Competition with Other Ventures of the Manager and Its Members

The Manager and its principals own and/or sponsor other investments and programs. These activities may compete for the time and resources of the Manager’s personnel. The Company will not have the legal right to compel the Manager’s personnel to allocate their time in the Company’s favor, nor to forego opportunities for the sale of the Company’s interests.

No Market for Units

There is presently no market for the Units and none is anticipated. There are substantial restrictions upon the sale of Units. The Company’s exit strategy anticipates the eventual ability to sell or exchange the Units, but it may take longer to liquidate or exchange than anticipated. There can be no absolute assurance of the final liquidation date or exchange date of the Company, nor a particular date upon which investments will be returned.

Arbitrary Offering Price

The offering price of $105,000 per Unit and the number of Units offered hereby have been determined arbitrarily by the Company. No independent opinion or other appraisal has been obtained in the determination of the value of the Company or offering price.

Federal Income Tax Risks

THE COMPANY HAS NOT OBTAINED A LEGAL OPINION CONCERNING THE TAX IMPLICATIONS OF AN INVESTMENT IN THE COMPANY. Investors are “accredited” or up to 35 “non accredited” as defined in federal law and are therefore presumed to have access to needed legal and tax advice. Prospective purchasers of Units must consult their own tax advisors as to their own tax situation prior to investment in the Company. The cost of such consultation could, depending on the amount thereof, materially increase the cost of investment in the Company and decrease any anticipated yield on the investment. A number of changes in the tax laws have been made and/or are under consideration, and such professional consultation is essential.

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Risk of Audit

The Company’s federal returns may be audited by the IRS. Such audit may result in the challenge and disallowance of some of the deductions or increase in the taxable income described in such returns. No assurance or warranty of any kind can be made with respect to the deductibility or taxability of any such items in the event of either an audit or any litigation resulting from an audit.

Tax Classification of the Company

The Manager expects the Company to be taxed as a partnership for federal income tax purposes. If the Company were to be treated for tax purposes as a corporation, the tax benefits associated with an investment in the Company, if any, would not be available to the Members. The Company would, among other things, pay income tax on its earnings in the same manner and at the same rate as a corporation, and losses, if any, would not be passed through to, and deductible by, the Members.

Investing in the Healthcare Industry Involves Certain Risks

A variety of factors can have a material adverse effect on the expected cash flows, net income, value of the underlying businesses and other matters described in the Financial Information, including many factors over which the Company will have no control. Such factors and risks are not described herein, and investors are expected to perform such due diligence as they deem necessary to evaluate an investment in the healthcare industry.

The return on any investment in the Units ultimately will be dependent on the performance of the assets and investments that make up the TSH Preferred, which includes investments in preferred interests in FSA, and FSHA, which are two subsidiaries of FHA.

Investors will have no control over the Company after the Offering. The business and affairs of the Company will be directed, managed and controlled by the Manager, which will be appointed solely by the Class A Member, which will have voting control. The Class B Units offered in this Offering will have no voting rights and no control of the Company, except as otherwise provided in the Company’s Articles of Organization, Operating Agreement or as the Delaware Limited Liability Company Act requires.

Because there is no market for the Class B Units, you may not be able to sell your Class B Units or recover any part of your investment, unless the Company is able to redeem and pay for the Class B Units as required by its terms. Also, the transfer and assignment of Class B Units is restricted as described in “Assignment” below.

Certain Transactions and Potential Conflicts of Interest

Graymark, the Manager, certain officers and directors of Graymark and principals of the Manager, and their affiliates, have engaged in, and may be expected to further engage in, certain transactions with FHA, FSA, FSHA, TSH, and the manager of these entities (and their affiliates) and may receive fees or other forms of compensation and income in connection with such transactions and interests. While the Manager and its principals believe the fees and other compensation received in connection with these transactions is reasonable, such fees and other compensation are not negotiated on an arm’s length basis.

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Certain principals of the Manager are currently invested in, and may in the future invest in, one or more entities that are affiliated with FHA. The Manager’s principals and some of the Company’s potential investors have an equity interest in the entities that own real property leased by FHA’s operating businesses. The Manager, including its principals and affiliates, may in the future, but is not obligated to, offer additional investment opportunities to one or more of the Company’s investors (but not necessarily all investors) and to investors, principals, and affiliates of FHA.

Michael B. Horrell is affiliated with Graymark and a principal of the Manager and is also a principal of certain interests in FHA subsidiaries.

The investors hereby acknowledge and waive any claims in connection with a conflict of interest of the Company, the Manager, FHA, FSA, FSHA, TSH, or any principals, affiliates or investors of any of the foregoing.

Assignment

Class B Units may not be transferred or assigned without the prior written consent of the Manager and in no event will a transfer or assignment be allowed if it would result in the Company failing to qualify for an exemption from the registration requirements of the federal or any applicable state securities laws. Similarly, shares of Graymark common stock issued to Class B Unit holders will not be registered and will be restricted shares.

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BACKGROUND INFORMATION ON FHA, FSA AND FSHA

FHA

FHA is a physician-centric development and management company of 15 ambulatory surgery centers and surgical hospitals. Founded by Thomas A. Michaud in 1996, FHA has two wholly-owned subsidiaries dedicated to these surgery centers and hospitals: FSA and FSHA, respectively. (See the corporate brochure at www.foundationsurgery.com.) The unaudited financial information for FSA and FSHA are shown in Exhibit E for the interim period ended September 30, 2012. The organization chart attached as Exhibit C hereto depicts the organization after the FHA and Graymark merger.

FSA

FSA is an industry-leading ambulatory surgery center (ASC) management and development company focused on partnering with physicians and employees to create an outstanding patient experience while maximizing partner and shareholder value. FSA partners with physicians through investment in a minority ownership position, usually 10-20 percent, based on physician needs. FSA will manage the ASC for, and with, physicians. FSA will also work with physicians in a joint-venture relationship with local hospitals or health systems, if such a relationship is in the best interest of the physicians and ASC. FSA believes physician partners are the lifeline of any ASC and they should retain control of the facility — FSA focuses on adding value by managing the business with physician partners while allowing the partners to focus on patient care.

FSA has ownership and management agreements in 11 ASCs. The FSA management team includes CEO Thomas Michaud; EVP/COO Thomas Newman; CFO Bradford Ottwell; and Vice Presidents Margo Carpenter, Randy Reynolds and Rob Andersen. www.foundationsurgery.com

FSHA

FSHA was formed in 2008 from the success of the FSA. FSHA is a healthcare management and development company that partners with physicians to develop and operate surgical hospitals. FSHA specializes in ASC to surgical hospital conversions; surgical hospital acquisition opportunities; and new surgical hospital projects. FSHA also focuses on the development and inclusion of ancillary service lines, including hyperbarics, sleep labs, intraoperative monitoring and robotic surgery. FSHA assists facilities in reaching their clinical goals, improving patient satisfaction and monitoring financial performance — resulting in a fair return for the surgeon and hospital partners.

FSHA has ownership and management agreements in four surgical hospitals and operates three physician-owned hospitals. The FSHA management team includes CEO Thomas Michaud; President Robert Byers; CFO Scott Banks; and COO Mike Schuster. www.foundationhospitals.com

INFORMATION ON GRAYMARK

As described in the Graymark business description on Exhibit F, attached hereto, Graymark is in the business of providing care management solutions to the sleep disorder market based on a number of independent sleep care centers and hospital sleep diagnostic programs operated in the United States. Graymark provides a comprehensive diagnosis and care management solution for patients suffering from sleep disorders.

9

FHA AND GRAYMARK MERGER

Graymark and FHA are currently in negotiations for a potential merger of their businesses. Graymark, the Class A Member of the Company, believes the merger should occur by March 29, 2013, or such later date as is necessary related to such transaction. At the closing of the FHA and Graymark merger, as described herein, FHA will own (i) all of the issued and outstanding membership interests (“FSA Membership Interests”) in FSA, and (ii) all of the issued and outstanding membership interests (“FSHA Membership Interests,”) in FSHA. FHA, TSH and Graymark have entered into that certain Amended and Restated Membership Interest Purchase Agreement to effect the proposed merger between Foundation and Graymark. At the effective date of the proposed merger TSH will own 100% of the FSA Membership Interests and 100% of the FSHA Membership Interests. The Company will own the TSH Preferred in TSH. The Class B Members of the Company will own the Class B Units.

In addition, the Class B Units are convertible at the election of the holder thereof at any time prior to the complete redemption thereof into restricted shares of the common stock of Graymark with respect to the balance of any unreturned capital contribution remaining plus the amount of any undistributed preferred distributions allocable thereto at such time at the conversion price of $2.00 per share. Graymark common stock issued upon conversion will not be registered and will be restricted shares.

10

Exhibit “A”

Operating Agreement of Foundation Health Enterprises, LLC

LIMITED LIABILITY COMPANY AGREEMENT

OF

FOUNDATION HEALTH ENTERPRISES, LLC

THIS AGREEMENT is made as of March 13, 2013, by Graymark Healthcare, Inc., an Oklahoma corporation (“GRMH”) and the persons or entities set forth on any Joinder hereto for the purpose of setting forth the limited liability company agreement of FOUNDATION HEALTH ENTERPRISES, LLC, a Delaware limited liability company (the “Company”).

For good and valuable consideration, it is agreed as follows:

Section I.

Defined Terms

The following capitalized terms shall have the meanings specified in this section. Other terms are defined throughout this Agreement.

“Act” shall mean the Delaware Limited Liability Company Act, as amended from time to time.

“Adjusted Capital Account Deficit” shall mean, with respect to any Interest Holder, the deficit balance, if any, in the Interest Holder’s Capital Account as of the end of the relevant taxable year, after giving effect to the following adjustments:

(i)	the deficit shall be decreased by the amounts that the Interest Holder is deemed obligated to restore pursuant to Regulation Sections 1.704-2(g)(1) and (i)(5) (i.e., the Interest Holder’s share of Minimum Gain and Member Minimum Gain); and

(ii)	the deficit shall be increased by the items described in Regulation Section 1.704-1 (b) (2) (ii) (d) (4), (5), and (6).

“Affiliate” shall mean, with respect to any Member, any Person: (i) which owns more than 50% of the voting interests in the Member; or (ii) in which the Member owns more than 50% of the voting interests; or (iii) in which more than 50% of the voting interests are owned by a Person who has a relationship with the Member described in clause (i) or (ii) above.

“Agreement” shall mean this Agreement, as amended from time to time.

“Capital Account” shall mean the account maintained by the Company for each Interest Holder.

“Capital Contribution” shall mean the total amount of cash and the fair market value of any other assets contributed (or deemed contributed under Regulation Section 1.704-1(b)(2)(iv)(d)) to the Company by a Member, net of liabilities assumed or to which the assets are subject.

“Class A Member” shall mean Graymark Healthcare, Inc., an Oklahoma corporation, and any Person admitted as a Class A Member in accordance with the terms hereof.

“Class B Members” shall mean each person executing a Member Signature Page and Joinder of Member to Agreement in substantially the form of Exhibit “B” or any counterpart thereof to Class B Membership Interests and is subsequently admitted as a Class B Member as provided herein.

“Class B Redemption” means Class B Member’s right to give notice, which right can be first exercised beginning on the first day of the First Class B Redemption Option Year, that the Company makes a distribution to the Class B Members, pursuant to Section 4.1A. During the First Class B Redemption Option Year and for the two years thereafter, the amount of such distribution shall be equal to the greater of ten percent (10%) of (a) a Class B Member’s Capital Contribution with respect to the Preferred Equity, or (b) the sum of a Class B Member’s Unreturned Capital Contribution and the Unpaid Preference; provided, however, that in no event shall such distribution be greater than the sum a Class B Member’s Unreturned Capital Contribution and the Unpaid Preference. In the fifth (5th) calendar year after the date hereof, such distribution shall be equal to the sum of the balance of a Class B Member’s Unreturned Capital Contribution and the Unpaid Preference. Such distribution will be charged to the Class B Member’s Capital Account, as provided in Section 3.5.2. the Class B Member may exercise its Class B Redemption by delivering written notice to the Manager and to the Company and upon receipt of such notice, the Class B Redemption shall be exercised.

“Class B Redemption Obligation” means the amount the Company is required to distribute to the Class B Members on account of the Class B Member’s election to exercise the Class B Redemption.

“Class B Unit Conversion to GRMH Common Stock” refers to the option of the Class B Unit Holders, to give notice to the Company to convert each Unit of Class B Membership Interest to GRMH Common Stock at a conversion rate of $2.00 per share. Upon such conversion of Class B Membership Interest Units to GRMH Common Stock, there will be corresponding reduction of the Class B Member’s Unreturned Capital Contribution and the Unpaid Preference with respect to the Preferred Equity in the Company using the same conversion rate. At such time as the Unpaid Preference and the Unreturned Capital Contributions with respect to Preferred Equity in the Company have been reduced to zero, there shall be no further rights of the Class B Unit Holders to convert such Units of Class B Membership Interest to GRMH Common Stock.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision of any succeeding law.

“Common Equity” shall mean the Class A Membership Interests in the Company that do not entitle the owner to the Preference.

“Company” shall mean FOUNDATION HEALTH ENTERPRISES, LLC, the Delaware limited liability company, organized pursuant to the Certificate of Formation and governed by this Agreement.

“Depreciation” shall mean, for each calendar year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for the calendar year, except that if the adjusted book value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of the calendar year, then the depreciation, amortization, or cost recovery bears the same ratio to such beginning adjusted book value as federal income tax depreciation, amortization, or other cost recovery deduction for the calendar year bears to the beginning adjusted tax basis.

“Discretionary Distribution” shall have the meaning provided in Section 4.1B hereof.

“Distributable Cash” shall mean the amount of cash that the Manager, in its reasonable discretion, deems available for distribution to the Interest Holders, taking into account (a) all cash funds derived from operations of the Company (including interest received on reserves), without reduction for any noncash charges, but less cash funds used to pay current operating expenses and to pay or establish reasonable reserves for future expenses, debt payments, and capital improvements and replacements as determined by the Manager; and (b) any property that the Manager determines is no longer suitable for use by the Company. At the discretion of the Manager, the amount of Distributable Cash shall be increased by the reduction of any reserve previously established.

“Economic Interest” shall mean a Person’s share of the Profits and Losses of, and the right to receive distributions from, the Company.

“First Class B Redemption Option Year” means the second calendar year after the date hereof.

“Interest Holder” shall mean any Person who holds an Economic Interest, whether as a Member or as an unadmitted assignee of a Member.

“Involuntary Transfer” shall mean, with respect to any Member, any Transfer that occurs as a result of any of the following events:

(i)	an assignment for the benefit of creditors;

(ii)	any bankruptcy or insolvency proceeding;

(iii)	any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation;

(iv)	appointment of a trustee for, receiver for, or liquidation of the Member or of all or any substantial part of the Member’s properties;

(v)	if the Member is an individual, the Member’s death or adjudication by a court of competent jurisdiction as incompetent to manage the Member’s person or property;

(vi)	if the Member is acting as a Member by virtue of being a trustee of a trust, the termination of the trust;

(vii)	if the Member is a partnership or limited liability company, the dissolution and commencement of winding up of the partnership or limited liability company;

(viii)	if the Member is a corporation, the filing of a certificate of dissolution of the corporation or the lapse of 90 days after notice to the corporation of the revocation without reinstatement of its charter; or

(ix)	if the Member is an estate, the distribution by the fiduciary of the estate’s entire interest in the company.

“Manager” shall mean FHE Manager, LLC, a Delaware limited liability company, or any Manager appointed in accordance with the terms of this Agreement.

“Member” shall mean of the Class A Member, GRMH, and the Class B Members admitted in accordance with the terms hereof.

“Member Loan Nonrecourse Deductions” shall mean any Company deductions that would be Nonrecourse Deductions if they were not attributable to a loan made or guaranteed by a Member within the meaning of Regulation Section 1.704-2(i).

“Member Minimum Gain” has the meaning set forth in Regulation Section 1.704-2(i) for “partner nonrecourse debt minimum gain.”

“Membership Interest” shall mean all of the rights of a Member in the Company, including a Member’s: (i) Economic Interest, (ii) right to inspect the Company’s books and records, (iii) right to participate in the management of and vote on matters coming before the Company, and (iv) unless this Agreement or the Certificate of Formation provide to the contrary, right to act as an agent of the Company.

“Membership Interest Percentage” shall mean the percentage shown for a Class A Common Equity holder on Exhibit A, as updated by the Managers to reflect the transfer or issuance of additional Common Equity pursuant to this Agreement.

“Minimum Gain” has the meaning set forth in Regulation Section 1.704-2(d) for “partnership minimum gain”. Minimum Gain shall be computed separately for each Interest Holder in a manner consistent with the Regulations under Code Section 704(b).

“Negative Capital Account” shall mean a Capital Account with a balance of less than zero.

“Nonrecourse Deductions” has the meaning set forth in Regulation Section 1.704-2(b)(1). The amount of Nonrecourse Deductions for a taxable year of the Company shall be determined according to the provisions of Regulation Section 1.704-2(c).

“Officer” shall mean each Person designated as such pursuant to Section V.

“Person” whether of not capitalized shall mean an individual, corporation, partnership, association, limited liability company, trust, estate, or other entity.

“Preference” shall mean an amount equal to a non-compounded annual rate of return of 9% calculated on the average daily balance of the Unreturned Capital Contribution of each Class B Member with respect to the Preferred Equity.

“Preferred Equity” shall mean Class B Membership Interests in the Company that entitle the owner to the Preference.

“Principal” shall mean any person actively serving as an executive officer of a company and devoting substantially all of his or her business time to the operations of the Company and/or its Affiliates.

“Profit” and “Loss” shall mean, for each taxable year of the Company (or other period for which Profit or Loss must be computed), the Company’s taxable income or loss determined in accordance with Code Section 703(a), with the following adjustments:

(i)	all items of income, gain, loss, deduction, or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in computing taxable income or loss;

(ii)	any tax-exempt income of the Company, not otherwise taken into account in computing Profit or Loss, shall be included in computing taxable income or loss;

(iii)	any expenditures of the Company described in Code Section 705(a)(2) (B) (or treated as such pursuant to Regulation Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profit or Loss, shall be subtracted from taxable income or loss;

(iv)	gain or loss resulting from any taxable disposition of Company property shall be computed by reference to the adjusted book value of the property disposed of notwithstanding the fact that the adjusted book value differs from the adjusted basis of the property for federal income tax purposes;

(v)	in lieu of the depreciation, amortization, or cost recovery deductions allowable in computing taxable income or loss, there shall be taken into account the Depreciation for such taxable year; and

(vi)	notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 4.3 hereof shall not be taken into account in computing Profit or Loss.

“Regulation” shall mean the income tax regulations, including any temporary or proposed regulations, from time to time promulgated under the Code.

“Secretary” shall mean the Secretary of State of Delaware.

“Special Distributions” shall mean those distributions made pursuant to Section 4.1A hereof.

“Transfer” shall include any and all means by which a Member or Interest Holder may be divested of a Membership Interest or Economic Interest in the Company, including divestment by sale, merger, exchange, gift, assignment, operation of law, pledge, hypothecation, or otherwise.

“Unpaid Preference” shall mean an amount equal to the cumulative Preference accrued with respect to a Class B Member on the date of a distribution less any distributions that have been made to the Class B Members under Section 4.1.1 or 4.1.A.1 or (in the event the Class B Redemption Obligation is determined by reference to clause (b) of the definition of Class B Redemption) the amount distributed pursuant to Section 4.1.A.2 with respect to the Unpaid Preference.

“Unreturned Capital Contribution” shall mean an amount equal to the total Capital Contributions made by a Class B Member with respect to the Preferred Equity less any amount of distributions of Distributable Cash, Discretionary Distributions, or Special Distributions at any time in excess of the Unpaid Preference.

“Voluntary Transfer” shall mean any Transfer other than an Involuntary Transfer.

Section II.

Formation and Name; Office; Purpose; Term

2.1. Purpose. The Company is organized to hold membership interests and other equity interests in limited liability companies and other entities owning, holding and operating surgery centers and surgical hospitals and will engage in any lawful act or activity related thereto in which limited liability companies organized under the Act may engage.

2.2. Term. The term of existence of the Company shall be perpetual, unless terminated pursuant to Section VII of this Agreement.

2.3. Principal Office. The principal office and place of business of the Company in the State of Oklahoma shall be located at 204 N. Robinson, Floor 4, Oklahoma City, OK 73102, or at any other place determined by the Company’s Manager.

2.4. The Company was organized on March 13, 2013, and has had one member, GRMH, and has not filed any income tax returns and has existed as a disregarded entity as provided in Regulation §301.7701-3. Exhibit C is a complete list of the Membership Interests held by the Company as it may be amended from time to time, and the Member(s)’s adjusted basis of each interests and the fair market value of each interests.

2.5. Class A Member. Graymark Healthcare, Inc., an Oklahoma corporation, is the initial Class A Member and shall have and possess all the rights, duties and obligations of such Class A Member as set forth in this Agreement.

2.6. Class B Members. Each person executing a Member Signature Page and Joinder of Member to Agreement in substantially the form of Exhibit “B” or any counterpart thereof to Class B Membership Interests and is subsequently admitted as a Class B Member as provided herein.

Section III.

Members; Capital; Capital Accounts

3.1. Capital Contributions. The Class B Members will contribute in cash to the Company the amounts set forth on Exhibit “A” and will have credited to the Class B Members’ Capital Account an amount equal to the contribution as provided in Section 3.5.1. GRMH will be deemed to contribute all of the Company’s assets as of the date hereof and prior to the Class B Member’s contribution and, as provided in Section 3.5.1, will receive a capital account equal to the fair market value of such assets equal to the fair market value shown on Exhibit B.

3.2. No Interest on Capital Contributions. Interest Holders shall not be paid interest on their Capital Contributions.

3.3. Return of Capital Contributions. Except as otherwise provided in this Agreement, no Interest Holder shall have the right to receive the return of any Capital Contribution.

3.4. Form of Return of Capital. If an Interest Holder is entitled to receive a return of a Capital Contribution, the Company may distribute cash, notes, property, or a combination thereof to the Interest Holder in return of the Capital Contribution.

3.5. Capital Accounts. A separate Capital Account shall be maintained for each Interest Holder as follows.

3.5.1. An Interest Holder’s Capital Account shall be credited with the Interest Holder’s Capital Contributions, the amount of any Company liabilities assumed by the Interest Holder (or which are secured by Company property distributed to the Interest Holder), the Interest Holder’s allocable share of Profit, and any item in the nature of income or gain specially allocated to such Interest Holder pursuant to the provisions of Section IV (other than Section 4.3.3); and

3.5.2. An Interest Holder’s Capital Account shall be debited with the amount of money and the fair market value of any Company property distributed to the Interest Holder, the Interest Holder’s allocable share of Loss, and any item in the nature of expenses or losses specially allocated to the Interest Holder pursuant to the provisions of Section IV (other than Section 4.3.3.).

3.5.3. If any Economic Interest is transferred pursuant to the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent the Capital Account is attributable to the transferred Economic Interest. If the adjusted book value of Company property is adjusted pursuant to this Agreement, the Capital Account of each Interest Holder shall be adjusted to reflect the aggregate adjustment in the same manner as if the Company had recognized gain or loss equal to the amount of such aggregate adjustment. It is intended that the Capital Accounts of all Interest Holders shall be maintained in compliance with the provisions of the Regulations issued under Code Section 704, including Regulation Section 1.704-1(b), and all provisions of this Agreement relating to the maintenance of Capital Accounts shall be interpreted and applied in a manner consistent with that Regulation.

3.6. Loans. Any Member may, at any time, make or cause a loan to be made to the Company in any amount and on those terms upon which the Manager and the Member agree.

3.7. Preferred Equity. Notwithstanding any other provision of this Agreement, at such time as the Unpaid Preference and the Unreturned Capital Contributions with respect to Preferred Equity have been reduced to zero, such Preferred Equity shall be deemed cancelled and redeemed by the Company and the owners of such Preferred Equity shall have no further rights with respect to such Preferred Equity. At that time, the Common Equity holders shall be the only members of the Company.

3.8. Manager May Revise Exhibit A. Notwithstanding anything else to the contrary, the Manager may (i) update and revise Exhibit A from time to time so that Exhibit A correctly states the Members of the Company, the Capital Contributions of such Members, and the Membership Interest of such Members, and (ii) attach any such updated Exhibit A to this Agreement as a replacement for the Exhibit A previously attached hereto.

Section IV.

Profit, Loss, and Distributions

4.1. Distributions of Distributable Cash. Subject to applicable law and any limitations contained elsewhere in this Agreement, in any calendar year, the Manager shall direct the Company to distribute any Distributable Cash to the Interest Holders, which distributions shall be made to the Interest Holders as follows:

4.1.1. First, to the Class B Members in an amount equal to their Unpaid Preference;

4.1.2. Then, to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

4.1A Special Distribution. In a calendar year in which a Class B Member exercises its Class B Redemption, distributions of Distributable Cash that are made after the exercise of the Class B Redemption shall be made as follows:

4.1A.1 First to the Class B Member in an amount equal to its Unpaid Preference;

4.1A.2 Second, to the Class B Member in an amount equal to the unpaid Class B Redemption Obligation; and

4.1A.3 Thereafter, to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

If the Manager determines that the unpaid Class B Redemption Obligation cannot be satisfied during the taxable year without additional capital or the Manager determines that there is not sufficient Distributable Cash to fully satisfy the unpaid Class B Redemption Obligation, the Manager will direct GRMH to, and GRMH will promptly, recontribute any distributions received by GRMH pursuant to this Article IV after the date hereof to the extent necessary to satisfy the unpaid Class B Redemption Obligation. It is expected that the Manager will operate the Company in a manner recognizing the Class B Redemption Obligation, including imposing reasonable restrictions on the Company’s capital and non capital expenditures to allow the satisfaction of the Class B Redemption Obligation.

4.2. Profit and Loss Allocations. Except as expressly provided to the contrary in this Section 4.2, after giving effect to the special allocations set forth in Section 4.3, for any taxable year of the Company, Profit or Loss shall be allocated to the Interest Holders in proportion to their Membership Interest Percentages.

4.3. Regulatory Allocations.

4.3.1. Qualified Income Offset. No Interest Holder shall be allocated Losses or deductions to the extent the allocation would, as of the end of the taxable year, create or increase an Adjusted Capital Account Deficit. If an Interest Holder receives (1) an allocation of Loss or deduction (or item thereof), or (2) any distribution which causes the Interest Holder to have or increase an Adjusted Capital Account Deficit at the end of any taxable year, then all items of income and gain of the Company (consisting of a pro rata portion of each item of Company income, including gross income and gain) for that taxable year shall be allocated to that Interest Holder before any other allocation is made of Company items for that taxable year, in the amount and in proportions required to eliminate the excess as quickly as possible. This Section 4.3.1 is intended to comply with, and shall be interpreted consistently with, the “qualified income offset” provisions of the Regulations promulgated under Code Section 704(b).

4.3.2. Minimum Gain Chargeback. Except as set forth in Regulation Section 1.704-2(f)(2), (3), and (4), if, during any taxable year, there is a net decrease in Minimum Gain or Member Minimum Gain, each Interest Holder, prior to any other allocation pursuant to this Section IV, shall be specially allocated items of gross income and gain for such taxable year (and, if necessary, subsequent taxable years) in an amount equal to that Interest Holder’s share of the net decrease of Minimum Gain or Member Minimum Gain. Allocations of gross income and gain pursuant to this Section 4.3.2 shall be made first from gain recognized from the disposition of Company assets subject to nonrecourse liabilities (within the meaning of the Regulations promulgated under Code Section 752), to the extent of the Minimum Gain or Member Minimum Gain attributable to those assets, and thereafter, from a pro rata portion of the Company’s other items of income and gain for the taxable year. It is the intent of the parties hereto that any allocation pursuant to this Section 4.3.2 shall constitute a “minimum gain chargeback” under Regulation Sections 1.704-2(f) or 1.704-2(i)(4) and that this section be interpreted consistently therewith.

4.3.3. Contributed Property and Book-Ups. In accordance with Code Section 704(c) and the Regulations thereunder, as well as Regulation Section 1.704-1(b)(2)(iv)(d)(3), income, gain, loss, and deduction with respect to any property contributed (or deemed contributed) to the Company shall, solely for tax purposes, be allocated among the Interest Holders so as to take account of any variation between the adjusted basis of the property to the Company for federal income tax purposes and its fair market value at the date of contribution (or deemed contribution). Unless the Manager elects otherwise, if the adjusted book value of any Company asset is adjusted as provided herein, subsequent allocations of income, gain, loss, and deduction with respect to the asset shall take account of any variation between the adjusted basis of the asset for federal income tax purposes and its adjusted book value in the manner required under Code Section 704(c) using the “traditional method” described in the Regulations thereunder.

4.3.4. Code Section 754 Adjustment. To the extent an adjustment to the tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of the adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases basis), and the gain or loss shall be specially allocated to the Interest Holders in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to that Section of the Regulations.

4.3.5. Nonrecourse Deductions. Nonrecourse Deductions for a taxable year or other period shall be specially allocated to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

4.3.6. Member Loan Nonrecourse Deductions. Any Member Loan Nonrecourse Deduction for any taxable year or other period shall be specially allocated to the Interest Holder who bears the risk of loss with respect to the loan to which the Member Loan Nonrecourse Deduction is attributable in accordance with Regulation Section 1.704-2.

4.3.7. Guaranteed Payments. Any distributions with respect to the Preference are intended to be guaranteed payment under Code Section 707(c) paid to recipient other than in its capacity as a Member within the meaning of Code Section 707(a) and the partnership expense arising from such guaranteed payment shall be allocated to the Common Equity holders based on their Membership Interest Percentages. To the extent any such distributions with respect to the Preference, any compensation paid to any Member by the Company, including any fees payable to any Member pursuant to Section 5.3 hereof, or the payment to a Class B Member made pursuant to Section 4.6, is determined by the Internal Revenue Service not to be a guaranteed payment under Code Section 707(c) or is not paid to the Member other than in the Person’s capacity as a Member within the meaning of Code Section 707(a), the Member shall be specially allocated gross income of the Company in an amount equal to the amount of that payment, and the Member’s Capital Account shall be adjusted to reflect the payment.

4.3.8. Unrealized Receivables. If an Interest Holder’s Interest is reduced (provided the reduction does not result in a complete termination of the Interest Holder’s Interest), the Interest Holder’s share of the Company’s “unrealized receivables” and “substantially appreciated inventory” (within the meaning of Code Section 751) shall not be reduced, so that, notwithstanding any other provision of this Agreement to the contrary, that portion of the Profit otherwise allocable upon a liquidation or dissolution of the Company pursuant to Section 4.4 hereof which is taxable as ordinary income (recaptured) for federal income tax purposes shall, to the extent possible without increasing the total gain to the Company or to any Interest Holder, be specially allocated among the Interest Holders in proportion to the deductions (or basis reductions treated as deductions) giving rise to such recapture.

4.3.9. Withholding. All amounts required to be withheld pursuant to Code Section 1446 or any other provision of federal, state, or local tax law shall be treated as amounts actually distributed to the affected Interest Holders for all purposes under this Agreement.

4.4. Liquidation and Dissolution.

4.4.1. If the Company is liquidated, the assets of the Company shall be distributed to the Interest Holders in accordance with the following:

(i) First to Class B Members in an amount equal to the Unpaid Capital Contribution and Unpaid Preference as of the date of the distribution;

(ii) Then, the balance to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

4.4.2. No Interest Holder shall be obligated to restore a Negative Capital Account.

4.5. General.

4.5.1. If any assets of the Company are distributed in kind to the Interest Holders, those assets shall be valued on the basis of their fair market value, and any Interest Holder entitled to any interest in those assets shall receive that interest as a tenant-in-common with all other Interest Holders so entitled. Unless the Members (including the Class B Members) otherwise agree, the fair market value of the assets shall be determined by an independent appraiser who shall be selected by the Members with the consent of the Class B Members. The Profit or Loss for each undistributed asset shall be determined as if the asset had been sold at its fair market value, and the Profit or Loss shall be allocated as provided in Section 4.2 and shall be properly credited or charged to the Capital Accounts of the Interest Holders prior to the distribution of the assets in liquidation pursuant to Section 4.4.

4.5.2. All Profit and Loss shall be allocated, and all distributions shall be made, to the Persons shown on the records of the Company to have been Interest Holders as of the last day of the taxable year for which the allocation or distribution is to be made. All distributions shall be made to the Persons shown on the records of the company to have been Interest Holders as of the date the distribution is to be made. Notwithstanding the foregoing, unless the Company’s taxable year is separated into segments, if there is a Transfer during the taxable year, the Profit or Loss shall be allocated between the original Interest Holder and the successor on the basis of the number of days each was an Interest Holder during the taxable year; provided, however, the Company’s taxable year shall be segregated into two or more segments in order to account for Profit, Loss, or proceeds attributable to any extraordinary nonrecurring items of the Company.

4.5.3. The Manager is authorized, upon the advice of the Company’s tax counsel, to amend this Section IV to comply with the Code and the Regulations promulgated under Code Section 704(b); provided, however, that no amendment shall materially affect distributions to an Interest Holder without the Interest Holder’s prior written consent.

4.6. Clawback. Upon the dissolution of the Company, the Manager shall calculate the amount by which the Class B Member’s Capital Contributions with respect to the Preferred Equity plus the Preference thereon exceeds all distributions made to the Class B Member on account of the provisions of Section IV. This calculated amount is hereinafter referred to as the “Clawback Requirement”. GRMH shall contribute to the Company an amount (hereinafter referred to as the “Minimum Distribution”) equal to the lesser of (a) the Clawback Requirement or (b) the aggregate amount of distributions received by GRMH from the Company after the date of this Agreement. The Company, upon receipt of the Minimum Distribution, shall pay an amount equal to the Minimum Distribution to the Class B Member. The amount distributed to the Class B Member shall be accounted for as a guaranteed payment under Code Section 707(c). The partnership expense arising from such guaranteed payment shall be allocated to GRMH.

Section V.

Management: Rights, Powers, and Duties

5.1. Management.

5.1.1. Manager. The Company shall be managed by one or more Managers, who may, but need not, be Members. The initial Manager is FHE Manager, LLC, a Delaware limited liability company.

5.1.2. General Powers. The Manager shall have full, exclusive, and complete discretion, power, and authority, subject in all cases to the other provisions of this Agreement and the requirements of applicable law, to manage, control, administer, and operate the business and affairs of the Company and to make all decisions affecting such business and affairs, including, for Company purposes, the power to:

(a) acquire by purchase, lease, or otherwise, any real or personal property;

(b) construct, operate, maintain, finance, and improve, and to own, sell, convey, assign, mortgage, or lease any real or personal property;

(c) enter into agreements and contracts and give receipts, releases, and discharges;

(d) purchase liability and other insurance to protect the Company’s properties and business;

(e) borrow money for and on behalf of the Company;

(f) prepay, in whole or in part, refinance, amend, modify, or extend any mortgages or deeds of trust that may affect any asset of the Company and in connection therewith to execute for and on behalf of the Company any extensions, renewals, or modifications of such mortgages or deeds of trust;

(g) execute any and all other instruments and documents that may be necessary or in the opinion of the Managers desirable to carry out the intent and purpose of this Agreement, including documents whose operation and effect extend beyond the term of the Company;

(h) make any and all expenditures that the Manager, in its sole discretion, deems necessary or appropriate in connection with the management of the affairs of the Company and the carrying out of its obligations and responsibilities under this Agreement, including all legal, accounting, and other related expenses incurred in connection with the organization and financing and operation of the Company;

(i) enter into any kind of activity necessary to, in connection with, or incidental to the accomplishment of the purposes of the Company;

(j) invest and reinvest Company reserves in short- term instruments or money market funds; and

(k) direct the Company to make a loan (with an interest rate equal to the applicable federal rate) to GRMH in an amount equal to the Capital Contribution made by a Class B Member with respect to the Preferred Equity.

5.1.3. Extraordinary Transactions. Notwithstanding anything to the contrary in this Agreement the Manager shall not undertake any of the following without the approval of the Class A Members:

(a) the sale, exchange, lease, or other disposition of all or substantially all of the assets of the Company;

(b) the merger, consolidation, or reorganization of the Company with or into any other Person;

(c) subject to Section 5.1.4, the amendment or restatement of the Certificate of Formation of the Company or this Agreement; and

(d) the admission of additional members to the Company.

5.1.4. [RESERVED]

5.1.5. Limitation on Authority of Members.

(a) No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member.

(b) Any Member who takes any action or binds the Company in violation of this section shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.

5.1.6. Removal of Manager. GRMH at any time and from time to time and for any reason may remove any Manager then acting and select a new Manager.

5.2. Meetings of and Voting by Members.

5.2.1. A meeting of the Class A Members may be called at any time by the Manager or any Class A Member. Meetings of Class A Members shall be held at the Company’s principal place of business or at any other place designated by the Manager. Not less than ten (10) nor more than ninety (90) days before each meeting, the Manager or the Class A Member calling the meeting shall give written notice of the meeting to each Class A Member. The notice shall state the time, place, and purpose of the meeting. Notwithstanding the foregoing provisions, each Class A Member waives notice if before or after the meeting the Class A Member signs a waiver of the notice that is filed with the records of Class A Members meetings or is present at the meeting in person or by proxy. Unless this Agreement provides otherwise, at a meeting of Class A Members, the presence in person or by proxy of GRMH constitutes a quorum. A Class A Member may vote either in person or by written proxy signed by the Class A Member or by the Class A Member’s duly authorized attorney-in-fact.

5.2.2. Except as otherwise provided in this Agreement, the affirmative vote of the Class A Members whose Membership Interest Percentages total more than fifty percent (50%) shall be required to approve any matter coming before the Class A Members.

5.2.3. Except as otherwise provided in this Agreement, the Class B Members shall not be entitled to vote.

5.2.4. In lieu of holding a meeting, the Class A Members may vote or otherwise take action by a written consent stating the action taken executed by the Class A Members holding a majority or other required amount of Membership Interests then held by Class A Members.

5.3. Personal Services.

5.3.1. No Member shall be required to perform services for the Company solely by virtue of being a Member. Unless approved by the Class A Members, no Member shall be entitled to compensation for services performed for the Company by the Member. However, upon substantiation of the amount and purpose thereof, the Members shall be entitled to reimbursement for expenses reasonably incurred in connection with the activities of the Company, including but not limited to, reasonable expenses incurred in connection with services provided to the Company by employees of Affiliates.

5.3.2. Unless approved by Class A Members whose Membership Interest Percentages total more than fifty percent (50%), a Manager shall not be entitled to compensation for services performed for the Company. However, upon substantiation of the amount and purpose thereof, the Managers shall be entitled to reimbursement for expenses reasonably incurred in connection with the activities of the Company.

5.4. Officers. Unless determined otherwise by GRMH, the Manager may appoint agents of the Company, referred to as “Officers,” to carry out the Manager’s decisions and the day-to-day activities of the Company. Unless determined otherwise by GRMH, the Officers shall have the titles, power, authority, and duties as from time to time may be assigned by the Manager or GRMH.

5.5. Duties of Parties.

5.5.1. The Manager shall not be liable, responsible, or accountable in damages or otherwise to the Company or to any Member for any action taken or any failure to act on behalf of the Company within the scope of the authority conferred on the Manager by this Agreement or by law, unless the action or omission constituted a breach of the Manager’s duty of loyalty, was not in good faith, involved intentional misconduct or knowing violation of law, resulted in the receipt of an improper personal benefit, or constituted recklessness.

5.5.2. Nothing in this Agreement shall be deemed to restrict in any way the rights of any Member, or of any Affiliate of any Member, to conduct any other business or activity whatsoever, and the Member shall not be accountable to the Company or to any Member with respect to that business or activity even if the business or activity competes with the Company’s business. The organization of the Company shall be without prejudice to the Member’s respective rights (or the rights of their respective Affiliates) to maintain, expand, or diversify such other interests and activities and to receive and enjoy profits or compensation therefrom. Each Member waives any rights the Member might otherwise have to share or participate in such other interests or activities of any other Member or the Member’s Affiliates.

5.5.3. Each Member understands and acknowledges that the conduct of the Company’s business may involve business dealings and undertakings with Members and their Affiliates. In any of those cases, those dealings and undertakings shall be at arm’s length and on commercially reasonable terms.

5.6. Indemnification. The Company shall indemnify the Manager and Officers for any action taken or failure to act on behalf of the Company within the scope of the authority conferred on the Manager or Officers by this Agreement or by law, unless such action or omission was not in good faith, involved intentional misconduct or knowing violation of law, resulted in the receipt of an improper personal benefit, or constituted recklessness. The Company shall promptly notify the Members whenever the Manager or an Officer has been indemnified by the Company for any act, matter, or thing whatsoever.

Section VI.

Transfer of Interests; Additions and Withdrawals of Members

6.1. Transfers. Except as provided in Section 4.7, no Member may make a Voluntary Transfer of all, or any portion of, or any interest or rights in, the Membership Interests owned by the Member, and no Interest Holder may make a Voluntary Transfer of all, or any portion of, or any interest or rights in, any Economic Interest. Each Member hereby acknowledges the reasonableness of this prohibition in view of the purposes of the Company and the relationship of the Members. Any attempt to make a Voluntary Transfer of any Membership Interests or Economic Interests in violation of the prohibition contained in this Section 6.1 shall be invalid, null, and void, and of no force or effect. Any Person to whom a Membership Interest is attempted to be transferred in violation of this Section 6.1 shall not be entitled to vote on matters coming before the Members, participate in the management of the Company, act as an agent of the Company, receive distributions from the Company, or have any other rights in or with respect to the Membership Interests.

6.2. Withdrawal. No Member shall have the right or power to withdraw voluntarily from the Company.

6.3. Involuntary Transfer. Immediately upon the occurrence of an Involuntary Transfer, the successor of the Member shall thereupon become an Interest Holder but shall not become a Member.

6.4. Additional Members. Notwithstanding anything in this Agreement to the contrary, the Manager may, without the consent of the Members, (i) admit one or more additional Members to the Company, (ii) issue Preferred Equity to such additional Members, which shall entitle the holder to distributions pursuant to Sections 4.1, 4.1A and 4.4 on the same terms and in the same priority as distributions payable to Class B Members thereunder.

Section VII.

Dissolution, Liquidation, and Termination of the Company

7.1. Events of Dissolution. The Company shall dissolve and its affairs shall be wound up on the first to occur of the following events:

7.1.1. upon a determination by GRMH or

7.1.2. upon the entry of a decree of judicial dissolution of the Company under the Act.

7.2. Procedure for Winding Up and Dissolution. If the Company is dissolved, the Manager shall wind up the Company’s affairs. On winding up of the Company, the assets of the Company shall be distributed, first, to creditors of the Company, including Interest Holders who are creditors, in satisfaction of the liabilities of the Company, and then to the Interest Holders in accordance with Section 4.4.

7.3. Filing of Certificate of Cancellation. If the Company is dissolved, the Manager shall promptly file Certification of Cancellation with the Secretary. If there is no Manager, the Certificate of Cancellation shall be filed by the remaining Members. If there are no remaining Members, the Certificate of Cancellation shall be filed by the last Person to be a Member. If there is no Manager, remaining Members, or a Person who last was a Member, the Certificate of Cancellation shall be filed by the legal or personal representatives of the Person who last was a Member.

Section VIII.

Books, Records, Accounting, and Tax Elections

8.1. Bank Accounts. All funds of the Company shall be deposited in a bank account or accounts opened in the Company’s name. The Manager shall determine the institution or institutions at which the accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein.

8.2. Books and Records. The Manager shall keep or cause to be kept complete and accurate books and records of the Company and supporting documentation of the transactions with respect to the conduct of the Company’s business.

8.3. Annual Accounting Period. The annual accounting period of the Company shall be its taxable year. The Company’s taxable year shall be selected by the Manager, subject to the requirements and limitations of the Code.

Section IX.

General Provisions

9.1. Assurances. Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing, and other acts as the Members deem appropriate to comply with the requirements of law for the formation and operation of the Company and to comply with any laws, rules, and regulations relating to the acquisition, operation, or holding of the property of the Company.

9.2. Notifications. Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested. A notice must be addressed to an Interest Holder at the Interest Holder’s last known address on the records of the Company. A notice to the Company must be addressed to the Company’s principal office. A notice delivered personally will be deemed given only when acknowledged in writing by the person to whom it is delivered. A notice that is sent by mail will be deemed given three (3) business days after it is mailed. Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; and, thereafter, notices are to be directed to those substitute addresses or addressees.

9.3. Specific Performance. The parties recognize that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders (i) restraining and enjoining any act which would constitute a breach, or (ii) compelling the performance of any obligation which, if not performed, would constitute a breach.

9.4. Complete Agreement. This Agreement constitutes the final, complete, and exclusive statement of the agreement among the Members. It supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty. This Agreement may not be amended without the written consent of all of the Members.

9.5. Headings. The headings in this Agreement are inserted as a matter of convenience only, and do not define, limit, or describe the scope of this Agreement or the intent of the Members.

9.6. Binding Provisions. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors, and permitted assigns.

9.7. Jurisdiction and Venue. Any suit involving any dispute or matter arising under this Agreement may only be brought in the United States District Court for the Western District of Oklahoma or the District Court of Oklahoma County, Oklahoma. All Members hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

9.8. Terms. Common nouns and pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, and plural, as the identity of the Person may in the context require. “Includes” and “including” are not limiting. The rule of construction that a document is to be construed most strictly against the party who drafted the document shall not be applicable to this Agreement because both parties participated in the preparation of this Agreement.

9.9. Separability of Provisions. Each provision of this Agreement shall be considered separable; and if for any reason, any provision or provisions herein are determined to be determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

9.10. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

9.11. Estoppel Certificate. Each Member shall, within ten (10) days after written request by any Member or the Manager, deliver to the requesting Person a certificate stating, to the Member’s knowledge, that: (i) this Agreement is in full force and effect; (ii) this Agreement has not been modified except by any instrument or instruments identified in the certificate; and (iii) there is no default hereunder by the requesting Person, or if there is a default, the nature and extent thereof.

9.12. No Partnership Intended for Nontax Purposes. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under either the Delaware Revised Uniform Partnership Act or the Delaware Revised Uniform Limited Partnership Act. The Members do not intend to be partners to one another, or partners to any third party. To the extent any Member, by word or action, represents to another person that any other Member is a partner or that the Company is a partnership, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of such representation. No statement or action of any Member that occurred prior to the formation of the Company shall be construed to constitute the formation of a partnership of that Member with any other Member or any third party.

9.13. Amendment. This Agreement may be amended solely upon the recommendation of the Manager, subject to approval by a majority in interest of the Class A Members. Notwithstanding the foregoing or anything else to the contrary, the Class A Members hereby consent to the amendment of Exhibit A to this Agreement by a Manager at any time to reflect the Membership Interest and Capital Contribution of any Member or the addition or withdrawal of any Member.

9.14. Power of Attorney.

9.14.1 Grant of Power. Each Member constitutes and appoints the Manager as the Member’s true and lawful attorney-in-fact (“Attorney-in-Fact”), and in the Member’s name, place and stead, to make, execute, sign, acknowledge, and file:

9.14.1.1 one or more articles of organization;

9.14.1.2 all documents (including amendments to articles of organization) which the Attorney-in-Fact deems appropriate to reflect any amendment, change, or modification of this Agreement;

9.14.1.3 any and all other certificates or other instruments required to be filed by the Company under the laws of any state of jurisdiction, including, without limitation, any certificate or other instruments necessary in order for the Company to continue to qualify as a limited liability company under the laws of the jurisdiction wherein the Company may be doing business or owning property;

9.14.1.4 one or more fictitious or trade name certificates; and

9.14.1.5 all documents which may be required to dissolve and terminate the Company and to cancel its articles of organization.

9.14.2 Irrevocability. The foregoing power of attorney is irrevocable and is coupled with an interest, and, to the extent permitted by applicable law, shall survive the death or disability of a Member. It also shall survive the transfer of an economic interest, except that if the transferee is approved for admission as a Member, this power of attorney shall survive the delivery of the assignment for the sole purpose of enabling the Attorney-in-Fact to execute, acknowledge and file any documents needed to effectuate the substitution. Each Member shall be bound by any representations made by the Attorney-in-Fact acting in good faith pursuant to this power of attorney, and each Member hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the Attorney-in-Fact taken in good faith under this power of attorney.

9.15 Member Representations and Agreements. Notwithstanding anything contained in this Agreement to the contrary, each Member hereby represents and warrants to the Company, the Manager and to each other that: (a) the Membership Interest of such Member is acquired for investment purposes only, for the Member’s own account, and not with a view to or in connection with any distribution, reoffer, resale or other disposition not in compliance with the Securities Act of 1933, as amended, and the rules and regulation thereunder (the “ 1933 Act”) and applicable state securities laws; (b) such Member, alone or together with the Member’s representatives, possesses such expertise, knowledge and sophistication in financial and business matters generally, and in the type of transactions in which the Company proposes to engage in particular, that the Member is capable of evaluating the merits and economic risks of acquiring and holding the Membership Interest and the Member is able to bear all such economic risks now and in the future; (c) such Member has had access to all of the information with respect to the Membership Interest acquired by the Member under this Agreement that the Member deems necessary to make a complete evaluation thereof and has had the opportunity to question the other Members and the Managers (if any) concerning such Membership Interest; (d) such Member’s decision to acquire the Membership Interest for investment has been based solely upon the evaluation made by the Member; (e) such Member is aware that the Member must bear the economic risk of an investment in the Company for an indefinite period of time because Membership Interests have not been registered under the 1933 Act or under the securities laws of various states and, therefore, cannot be sold unless such Membership Interests are subsequently registered under the 1933 Act and any applicable state securities laws or an exemption from registration is available; (f) such Member is aware that only the Company can take action to register Membership Interests and the Company is under no such obligation and does not propose to attempt to do so; (g) such Member is aware that this Agreement provides restrictions on the ability of a Member to sell, transfer, assign, mortgage, hypothecate or otherwise encumber the Member’s Membership Interest; (h) such Member agrees that the Member will truthfully and completely answer all questions, and make all covenants, that the Company or the Managers may, contemporaneously or hereafter, ask or demand for the purpose of establishing compliance with the 1933 Act and applicable state securities laws; and (i) if that Member is an organization, that it is duly organized, validly existing, and in good standing under the laws of its state of organization and that it has full organizational power and authority to execute and agree to this Agreement and to perform its obligations hereunder.

[Signature page follows.]

THE MEMBERSHIP INTERESTS REFERENCED HEREIN HAVE NOT BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR

PURSUANT TO THE PROVISIONS OF ANY STATE SECURITIES ACT

CERTAIN RESTRICTIONS ON TRANSFERS OF

INTERESTS ARE SET FORTH HEREIN

IN WITNESS WHEREOF, the undersigned have executed this Operating Agreement for Foundation Health Enterprises LLC as of the date first set forth above.

GRAYMARK HEALTHCARE, INC., an Oklahoma corporation

By:
Stanton Nelson, President

Exhibit A

Membership Interests of Class A Member Common Equity Holders

Member	Percentage of Common Equity Membership Interest
Graymark Healthcare, Inc.	100%

CAPITAL CONTRIBUTIONS OF CLASS B MEMBERS

Member’s Name	Member’s Address	Value of Member’s Capital Contribution
Class B Members subscribing to new units	As identified in Subscription Agreement	$105,000.00 per one percent (1%) membership interest (“Unit”)

EXHIBIT B

FORM OF JOINDER

JOINDER OF MEMBER TO

OPERATING AGREEMENT

OF

FOUNDATION HEALTH ENTERPRISES LLC

The undersigned hereby joins in the execution of the Operating Agreement (the “Agreement”) of FOUNDATION HEALTH ENTERPRISES LLC, a Delaware limited liability company (the “Company”). The undersigned hereby acknowledges that upon acceptance of this Joinder by the Company, (a) this Joinder shall be a counterpart execution of the Agreement and (b) the undersigned shall be a party to the Agreement. The undersigned hereby agrees to be bound by all the terms of the Agreement as though the undersigned was an original party thereto.

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of this             day of             , 2013.

By:

Address:

ACCEPTANCE

The foregoing Joinder is hereby accepted by the Company as of             , 20            .

FOUNDATION HEALTH ENTERPRISES LLC, a Delaware limited liability company

By:
Title:

Exhibit C

Membership Interests Held by the Company

100% of the Preferred Equity Membership Interests in TSH Acquisitions, LLC

Exhibit “B”

Organization Chart of Foundation Healthcare Affiliates, LLC and Related Entities – Pre Merger

Exhibit “C”

Organization Chart of Foundation Healthcare Affiliates, LLC and Related Entities – Post Merger

Exhibit “D”

Operating Agreement of TSH Acquisition, LLC

LIMITED LIABILITY COMPANY AGREEMENT

OF

TSH ACQUISTION, LLC

THIS AGREEMENT is made as of March 13, 2013, by Graymark Healthcare, Inc., an Oklahoma corporation (“GRMH”) and Foundation Health Enterprises, LLC, an Oklahoma limited liability company (“FHE”) for the purpose of setting forth the limited liability company agreement of TSH Acquistion, LLC, a Delaware limited liability company (the “Company”).

For good and valuable consideration, it is agreed as follows:

Section I.

Defined Terms

The following capitalized terms shall have the meanings specified in this section. Other terms are defined throughout this Agreement.

“Act” shall mean the Delaware Limited Liability Company Act, as amended from time to time.

“Adjusted Capital Account Deficit” shall mean, with respect to any Interest Holder, the deficit balance, if any, in the Interest Holder’s Capital Account as of the end of the relevant taxable year, after giving effect to the following adjustments:

(i)	the deficit shall be decreased by the amounts that the Interest Holder is deemed obligated to restore pursuant to Regulation Sections 1.704-2(g)(1) and (i)(5) (i.e., the Interest Holder’s share of Minimum Gain and Member Minimum Gain); and

(ii)	the deficit shall be increased by the items described in Regulation Section 1.704-1 (b) (2) (ii) (d) (4), (5), and (6).

“Affiliate” shall mean, with respect to any Member, any Person: (i) which owns more than 50% of the voting interests in the Member; or (ii) in which the Member owns more than 50% of the voting interests; or (iii) in which more than 50% of the voting interests are owned by a Person who has a relationship with the Member described in clause (i) or (ii) above.

“Agreement” shall mean this Agreement, as amended from time to time.

“Capital Account” shall mean the account maintained by the Company for each Interest Holder.

“Capital Contribution” shall mean the total amount of cash and the fair market value of any other assets contributed (or deemed contributed under Regulation Section 1.704-1(b)(2)(iv)(d)) to the Company by a Member, net of liabilities assumed or to which the assets are subject.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision of any succeeding law.

“Common Equity” shall mean Membership Interests in the Company that do not entitle the owner to the Preference.

‘Company” shall mean TSH Acquisition, L.L.C., the Delaware limited liability company, organized pursuant to the Certificate of Formation and governed by this Agreement.

“Depreciation” shall mean, for each calendar year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for the calendar year, except that if the adjusted book value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of the calendar year, then the depreciation, amortization, or cost recovery bears the same ratio to such beginning adjusted book value as federal income tax depreciation, amortization, or other cost recovery deduction for the calendar year bears to the beginning adjusted tax basis.

“Discretionary Distribution” shall have the meaning provided in Section 4.1B hereof.

“Distributable Cash” shall mean the amount of cash that the Manager, in its reasonable discretion, deems available for distribution to the Interest Holders, taking into account (a) all cash funds derived from operations of the Company (including interest received on reserves), without reduction for any noncash charges, but less cash funds used to pay current operating expenses and to pay or establish reasonable reserves for future expenses, debt payments, and capital improvements and replacements as determined by the Manager; and (b) any property that the Manager determines is no longer suitable for use by the Company. At the discretion of the Manager, the amount of Distributable Cash shall be increased by the reduction of any reserve previously established.

“Economic Interest” shall mean a Person’s share of the Profits and Losses of, and the right to receive distributions from, the Company.

“FHE Redemption” means FHE’s right to give notice, which right can be first exercised beginning on the first day of the First FHE Redemption Option Year, that the Company make a distribution to FHE, pursuant to Section 4.1A. During the First FHE Redemption Option Year and for the two years thereafter, the amount of such distribution shall be equal to the greater of ten percent (10%) of (a) FHE’s Capital Contribution with respect to the Preferred Equity, or (b) the sum of FHE’s Unreturned Capital Contribution and the Unpaid Preference; provided, however, that in no event shall such distribution be greater than the sum FHE’s Unreturned Capital Contribution and the Unpaid Preference. In the fifth (5th) calendar year after the date hereof, such distribution shall be equal to the sum of the balance of FHE’s Unreturned Capital Contribution and the Unpaid Preference. Such distribution will be charged to FHE’s Capital Account, as provided in Section 3.5.2. FHE may exercise its FHE Redemption by delivering written notice to the Manager and to FHA and upon receipt of such notice, the FHE Redemption shall be exercised.

“FHE Redemption Obligation” means the amount the Company is required to distribute to FHE on account of FHE’s election to exercise the FHE Redemption.

“FHE Unit Conversion to GRMH Common Stock” refers to the option of the FHE Unit Holders pursuant to the FHE Operating Agreement, to give notice to FHE to convert each Unit of FHE to GRMH Common Stock at a conversion rate of $2.00 per share. Upon such conversion of FHE Units to GRMH Common Stock, there will be corresponding reduction of FHE’s Unreturned Capital Contribution and the Unpaid Preference with respect to the Preferred Equity in the Company using the same conversion rate. At such time as the Unpaid Preference and the Unreturned Capital Contributions with respect to Preferred Equity in the Company have been reduced to zero, there shall be no further rights of FHE Unit Holders to convert such Units to GRMH Common Stock.

“First FHE Redemption Option Year” means the second calendar year after the date hereof.

“Interest Holder” shall mean any Person who holds an Economic Interest, whether as a Member or as an unadmitted assignee of a Member.

“Involuntary Transfer” shall mean, with respect to any Member, any Transfer that occurs as a result of any of the following events:

(vii)	an assignment for the benefit of creditors;

(viii)	any bankruptcy or insolvency proceeding;

(ix)	any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation;

(x)	appointment of a trustee for, receiver for, or liquidation of the Member or of all or any substantial part of the Member’s properties;

(xi)	if the Member is an individual, the Member’s death or adjudication by a court of competent jurisdiction as incompetent to manage the Member’s person or property;

(xii)	if the Member is acting as a Member by virtue of being a trustee of a trust, the termination of the trust;

(xiii)	if the Member is a partnership or limited liability company, the dissolution and commencement of winding up of the partnership or limited liability company;

(xiv)	if the Member is a corporation, the filing of a certificate of dissolution of the corporation or the lapse of 90 days after notice to the corporation of the revocation without reinstatement of its charter; or

(xv)	if the Member is an estate, the distribution by the fiduciary of the estate’s entire interest in the company.

“Manager” shall mean the Person or Persons designated as such pursuant to Section V.

“Member” shall mean each of GRMH and FHE and any Person who subsequently is admitted as a member of the Company.

“Member Loan Nonrecourse Deductions” shall mean any Company deductions that would be Nonrecourse Deductions if they were not attributable to a loan made or guaranteed by a Member within the meaning of Regulation Section 1.704-2(i).

“Member Minimum Gain” has the meaning set forth in Regulation Section 1.704-2(i) for “partner nonrecourse debt minimum gain.”

“Membership Interest” shall mean all of the rights of a Member in the Company, including a Member’s: (i) Economic Interest, (ii) right to inspect the Company’s books and records, (iii) right to participate in the management of and vote on matters coming before the Company, and (iv) unless this Agreement or the Certificate of Formation provide to the contrary, right to act as an agent of the Company.

“Membership Interest Percentage” shall mean the percentage shown for a Common Equity holder on Exhibit A, as updated by the Managers to reflect the transfer or issuance of additional Common Equity pursuant to this Agreement.

“Minimum Gain” has the meaning set forth in Regulation Section 1.704-2(d) for “partnership minimum gain”. Minimum Gain shall be computed separately for each Interest Holder in a manner consistent with the Regulations under Code Section 704(b).

“Negative Capital Account” shall mean a Capital Account with a balance of less than zero.

“Nonrecourse Deductions” has the meaning set forth in Regulation Section 1.704-2(b)(1). The amount of Nonrecourse Deductions for a taxable year of the Company shall be determined according to the provisions of Regulation Section 1.704-2(c).

“Officer” shall mean each Person designated as such pursuant to Section V.

“Person” whether of not capitalized shall mean an individual, corporation, partnership, association, limited liability company, trust, estate, or other entity.

“Preference” shall mean an amount equal to a non-compounded annual rate of return of 9% calculated on the average daily balance of the Unreturned Capital Contribution of FHE with respect to the Preferred Equity.

“Preferred Equity” shall mean Membership Interests in the Company that entitle the owner to the Preference.

“Principal” shall mean any person actively serving as an executive officer of a company and devoting substantially all of his or her business time to the operations of the Company and/or its Affiliates.

“Profit” and “Loss” shall mean, for each taxable year of the Company (or other period for which Profit or Loss must be computed), the Company’s taxable income or loss determined in accordance with Code Section 703(a), with the following adjustments:

(xvi)	all items of income, gain, loss, deduction, or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in computing taxable income or loss;

(xvii)	any tax-exempt income of the Company, not otherwise taken into account in computing Profit or Loss, shall be included in computing taxable income or loss;

(xviii)	any expenditures of the Company described in Code Section 705(a)(2) (B) (or treated as such pursuant to Regulation Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profit or Loss, shall be subtracted from taxable income or loss;

(xix)	gain or loss resulting from any taxable disposition of Company property shall be computed by reference to the adjusted book value of the property disposed of notwithstanding the fact that the adjusted book value differs from the adjusted basis of the property for federal income tax purposes;

(xx)	in lieu of the depreciation, amortization, or cost recovery deductions allowable in computing taxable income or loss, there shall be taken into account the Depreciation for such taxable year; and

(xxi)	notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 4.3 hereof shall not be taken into account in computing Profit or Loss.

“Regulation” shall mean the income tax regulations, including any temporary or proposed regulations, from time to time promulgated under the Code.

“Secretary” shall mean the Secretary of State of Delaware.

“Special Distributions” shall mean those distributions made pursuant to Section 4.1A hereof.

“Transfer” shall include any and all means by which a Member or Interest Holder may be divested of a Membership Interest or Economic Interest in the Company, including divestment by sale, merger, exchange, gift, assignment, operation of law, pledge, hypothecation, or otherwise.

“Unpaid Preference” shall mean an amount equal to the cumulative Preference accrued with respect to FHE on the date of a distribution less any distributions that have been made to FHE under Section 4.1.1 or 4.1.A.1 or (in the event the FHE Redemption Obligation is determined by reference to clause (b) of the definition of FHE Redemption) the amount distributed pursuant to Section 4.1.A.2 with respect to the Unpaid Preference.

“Unreturned Capital Contribution” shall mean an amount equal to the total Capital Contributions made by FHE with respect to the Preferred Equity less any amount of distributions of Distributable Cash, Discretionary Distributions, or Special Distributions at any time in excess of the Unpaid Preference.

“Voluntary Transfer” shall mean any Transfer other than an Involuntary Transfer.

Section II.

Formation and Name; Office; Purpose; Term

2.1. Purpose. The Company is organized to hold membership interests and other equity interests in limited liability companies and other entities owning, holding and operating surgery centers and surgical hospitals and will engage in any lawful act or activity related thereto in which limited liability companies organized under the Act may engage.

2.2. Term. The term of existence of the Company shall be perpetual, unless terminated pursuant to Section VII of this Agreement.

2.3. Principal Office. The principal office and place of business of the Company in the State of Oklahoma shall be located at 204 N. Robinson, Floor 4, Oklahoma City, OK 73102, or at any other place determined by the Company’s Manager.

2.4. The Company was organized on March 13, 2013 and has had one member, GRMH, and has not filed any income tax returns and has existed as a disregarded entity as provided in Regulation §301.7701-3. Exhibit B is a complete list of the Membership Interests held by the Company as it may be amended from time to time, and the Member(s)’s adjusted basis of each interests and the fair market value of each interests.

Section III.

Members; Capital; Capital Accounts

3.1. Capital Contributions. Prior to March 31, 2013, FHE will contribute no more than $14,000,000 in cash to the Company without the prior written consent of FHA and will have credited to FHE’s Capital Account an amount equal to the contribution as provided in Section 3.5.1. GRMH will be deemed to contribute all of the Company’s assets as of the date hereof and prior to the FHE contribution and, as provided in Section 3.5.1, will receive a capital account equal to the fair market value of such assets equal to the fair market value shown on Exhibit B.

3.2. No Interest on Capital Contributions. Interest Holders shall not be paid interest on their Capital Contributions.

3.3. Return of Capital Contributions. Except as otherwise provided in this Agreement, no Interest Holder shall have the right to receive the return of any Capital Contribution.

3.4. Form of Return of Capital. If an Interest Holder is entitled to receive a return of a Capital Contribution, the Company may distribute cash, notes, property, or a combination thereof to the Interest Holder in return of the Capital Contribution.

3.5. Capital Accounts. A separate Capital Account shall be maintained for each Interest Holder as follows.

3.5.1. An Interest Holder’s Capital Account shall be credited with the Interest Holder’s Capital Contributions, the amount of any Company liabilities assumed by the Interest Holder (or which are secured by Company property distributed to the Interest Holder), the Interest Holder’s allocable share of Profit, and any item in the nature of income or gain specially allocated to such Interest Holder pursuant to the provisions of Section IV (other than Section 4.3.3); and

3.5.2. An Interest Holder’s Capital Account shall be debited with the amount of money and the fair market value of any Company property distributed to the Interest Holder, the Interest Holder’s allocable share of Loss, and any item in the nature of expenses or losses specially allocated to the Interest Holder pursuant to the provisions of Section IV (other than Section 4.3.3.).

3.5.3. If any Economic Interest is transferred pursuant to the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent the Capital Account is attributable to the transferred Economic Interest. If the adjusted book value of Company property is adjusted pursuant to this Agreement, the Capital Account of each Interest Holder shall be adjusted to reflect the aggregate adjustment in the same manner as if the Company had recognized gain or loss equal to the amount of such aggregate adjustment. It is intended that the Capital Accounts of all Interest Holders shall be maintained in compliance with the provisions of the Regulations issued under Code Section 704, including Regulation Section 1.704-1(b), and all provisions of this Agreement relating to the maintenance of Capital Accounts shall be interpreted and applied in a manner consistent with that Regulation.

3.6. Loans. Any Member may, at any time, make or cause a loan to be made to the Company in any amount and on those terms upon which the Manager and the Member agree.

3.7. Preferred Equity. Notwithstanding any other provision of this Agreement, at such time as the Unpaid Preference and the Unreturned Capital Contributions with respect to Preferred Equity have been reduced to zero, such Preferred Equity shall be deemed cancelled and redeemed by the Company and the owners of such Preferred Equity shall have no further rights with respect to such Preferred Equity. At that time, the Common Equity holders shall be the only members of the Company.

Section IV.

Profit, Loss, and Distributions

4.1. Distributions of Distributable Cash. Subject to applicable law and any limitations contained elsewhere in this Agreement, in any calendar year, the Manager shall direct the Company to distribute any Distributable Cash to the Interest Holders, which distributions shall be made to the Interest Holders as follows:

4.1.1. First, to FHE in an amount equal to its Unpaid Preference;

4.1.2. Then, subject to Section 4.1B, to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

4.1A Special Distribution. In a calendar year in which FHE exercises its FHE Redemption, distributions of Distributable Cash that are made after the exercise of the FHE Redemption shall be made as follows:

4.1A.1 First to FHE in an amount equal to its Unpaid Preference;

4.1A.2 Second, to FHE in an amount equal to the unpaid FHE Redemption Obligation; and

4.1A.3 Thereafter, subject to Section 4.1.B, to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

If the Manager determines that the unpaid FHE Redemption Obligation cannot be satisfied during the taxable year without additional capital or the Manager determines that there is not sufficient Distributable Cash to fully satisfy the unpaid FHE Redemption Obligation, the Manager will direct GRMH to, and GRMH will promptly, recontribute any distributions received by GRMH pursuant to this Article IV after the date hereof to the extent necessary to satisfy the unpaid FHE Redemption Obligation. It is expected that the Manager will operate the Company in a manner recognizing the FHE Redemption Obligation, including imposing reasonable restrictions on the Company’s capital and non capital expenditures to allow the satisfaction of the FHE Redemption Obligation.

4.2. Profit and Loss Allocations. Except as expressly provided to the contrary in this Section 4.2, after giving effect to the special allocations set forth in Section 4.3, for any taxable year of the Company, Profit or Loss shall be allocated to the Interest Holders in proportion to their Membership Interest Percentages.

4.3. Regulatory Allocations.

4.3.1. Qualified Income Offset. No Interest Holder shall be allocated Losses or deductions to the extent the allocation would, as of the end of the taxable year, create or increase an Adjusted Capital Account Deficit. If an Interest Holder receives (1) an allocation of Loss or deduction (or item thereof), or (2) any distribution which causes the Interest Holder to have or increase an Adjusted Capital Account Deficit at the end of any taxable year, then all items of income and gain of the Company (consisting of a pro rata portion of each item of Company income, including gross income and gain) for that taxable year shall be allocated to that Interest Holder before any other allocation is made of Company items for that taxable year, in the amount and in proportions required to eliminate the excess as quickly as possible. This Section 4.3.1 is intended to comply with, and shall be interpreted consistently with, the “qualified income offset” provisions of the Regulations promulgated under Code Section 704(b).

4.3.2. Minimum Gain Chargeback. Except as set forth in Regulation Section 1.704-2(f)(2), (3), and (4), if, during any taxable year, there is a net decrease in Minimum Gain or Member Minimum Gain, each Interest Holder, prior to any other allocation pursuant to this Section IV, shall be specially allocated items of gross income and gain for such taxable year (and, if necessary, subsequent taxable years) in an amount equal to that Interest Holder’s share of the net decrease of Minimum Gain or Member Minimum Gain. Allocations of gross income and gain pursuant to this Section 4.3.2 shall be made first from gain recognized from the disposition of Company assets subject to nonrecourse liabilities (within the meaning of the Regulations promulgated under Code Section 752), to the extent of the Minimum Gain or Member Minimum Gain attributable to those assets, and thereafter, from a pro rata portion of the Company’s other items of income and gain for the taxable year. It is the intent of the parties hereto that any allocation pursuant to this Section 4.3.2 shall constitute a “minimum gain chargeback” under Regulation Sections 1.704-2(f) or 1.704-2(i)(4) and that this section be interpreted consistently therewith.

4.3.3. Contributed Property and Book-Ups. In accordance with Code Section 704(c) and the Regulations thereunder, as well as Regulation Section 1.704-1(b)(2)(iv)(d)(3), income, gain, loss, and deduction with respect to any property contributed (or deemed contributed) to the Company shall, solely for tax purposes, be allocated among the Interest Holders so as to take account of any variation between the adjusted basis of the property to the Company for federal income tax purposes and its fair market value at the date of contribution (or deemed contribution). Unless the Manager elects otherwise, if the adjusted book value of any Company asset is adjusted as provided herein, subsequent allocations of income, gain, loss, and deduction with respect to the asset shall take account of any variation between the adjusted basis of the asset for federal income tax purposes and its adjusted book value in the manner required under Code Section 704(c) using the “traditional method” described in the Regulations thereunder.

4.3.4. Code Section 754 Adjustment. To the extent an adjustment to the tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of the adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases basis), and the gain or loss shall be specially allocated to the Interest Holders in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to that Section of the Regulations.

4.3.5. Nonrecourse Deductions. Nonrecourse Deductions for a taxable year or other period shall be specially allocated to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

4.3.6. Member Loan Nonrecourse Deductions. Any Member Loan Nonrecourse Deduction for any taxable year or other period shall be specially allocated to the Interest Holder who bears the risk of loss with respect to the loan to which the Member Loan Nonrecourse Deduction is attributable in accordance with Regulation Section 1.704-2.

4.3.7. Guaranteed Payments. Any distributions with respect to the Preference are intended to be guaranteed payment under Code Section 707(c) paid to recipient other than in its capacity as a Member within the meaning of Code Section 707(a) and the partnership expense arising from such guaranteed payment shall be allocated to the Common Equity holders based on their Membership Interest Percentages. To the extent any such distributions with respect to the Preference, any compensation paid to any Member by the Company, including any fees payable to any Member pursuant to Section 5.3 hereof, or the payment to FHE made pursuant to Section 4.6, is determined by the Internal Revenue Service not to be a guaranteed payment under Code Section 707(c) or is not paid to the Member other than in the Person’s capacity as a Member within the meaning of Code Section 707(a), the Member shall be specially allocated gross income of the Company in an amount equal to the amount of that payment, and the Member’s Capital Account shall be adjusted to reflect the payment.

4.3.8. Unrealized Receivables. If an Interest Holder’s Interest is reduced (provided the reduction does not result in a complete termination of the Interest Holder’s Interest), the Interest Holder’s share of the Company’s “unrealized receivables” and “substantially appreciated inventory” (within the meaning of Code Section 751) shall not be reduced, so that, notwithstanding any other provision of this Agreement to the contrary, that portion of the Profit otherwise allocable upon a liquidation or dissolution of the Company pursuant to Section 4.4 hereof which is taxable as ordinary income (recaptured) for federal income tax purposes shall, to the extent possible without increasing the total gain to the Company or to any Interest Holder, be specially allocated among the Interest Holders in proportion to the deductions (or basis reductions treated as deductions) giving rise to such recapture.

4.3.9. Withholding. All amounts required to be withheld pursuant to Code Section 1446 or any other provision of federal, state, or local tax law shall be treated as amounts actually distributed to the affected Interest Holders for all purposes under this Agreement.

4.4. Liquidation and Dissolution.

4.4.1. If the Company is liquidated, the assets of the Company shall be distributed to the Interest Holders in accordance with the following:

(iii) First to FHE in an amount equal to the Unpaid Capital Contribution and Unpaid Preference as of the date of the distribution;

(iv) Then, the balance to the holders of Common Equity in accordance with their respective Membership Interest Percentages.

4.4.2. No Interest Holder shall be obligated to restore a Negative Capital Account.

4.5. General.

4.5.1. If any assets of the Company are distributed in kind to the Interest Holders, those assets shall be valued on the basis of their fair market value, and any Interest Holder entitled to any interest in those assets shall receive that interest as a tenant-in-common with all other Interest Holders so entitled. Unless the Members (including FHE) otherwise agree, the fair market value of the assets shall be determined by an independent appraiser who shall be selected by the Members with the consent of FHE. The Profit or Loss for each undistributed asset shall be determined as if the asset had been sold at its fair market value, and the Profit or Loss shall be allocated as provided in Section 4.2 and shall be properly credited or charged to the Capital Accounts of the Interest Holders prior to the distribution of the assets in liquidation pursuant to Section 4.4.

4.5.2. All Profit and Loss shall be allocated, and all distributions shall be made, to the Persons shown on the records of the Company to have been Interest Holders as of the last day of the taxable year for which the allocation or distribution is to be made. All distributions shall be made to the Persons shown on the records of the company to have been Interest Holders as of the date the distribution is to be made. Notwithstanding the foregoing, unless the Company’s taxable year is separated into segments, if there is a Transfer during the taxable year, the Profit or Loss shall be allocated between the original Interest Holder and the successor on the basis of the number of days each was an Interest Holder during the taxable year; provided, however, the Company’s taxable year shall be segregated into two or more segments in order to account for Profit, Loss, or proceeds attributable to any extraordinary nonrecurring items of the Company.

4.5.3. The Manager is authorized, upon the advice of the Company’s tax counsel, to amend this Section IV to comply with the Code and the Regulations promulgated under Code Section 704(b); provided, however, that no amendment shall materially affect distributions to an Interest Holder without the Interest Holder’s prior written consent.

4.6. Clawback. Upon the dissolution of the Company, the Manager shall calculate the amount by which FHE’s Capital Contributions with respect to the Preferred Equity plus the Preference thereon exceeds all distributions made to FHE on account of the provisions of Section IV. This calculated amount is hereinafter referred to as the “Clawback Requirement”. GRMH shall contribute to the Company an amount (hereinafter referred to as the “Minimum Distribution”) equal to the lesser of (a) the Clawback Requirement or (b) the aggregate amount of distributions received by GRMH from the Company after the date of this Agreement. The Company, upon receipt of the Minimum Distribution, shall pay an amount equal to the Minimum Distribution to FHE. The amount distributed to FHE shall be accounted for as a guaranteed payment under Code Section 707(c). The partnership expense arising from such guaranteed payment shall be allocated to GRMH.

Section V.

Management: Rights, Powers, and Duties

5.1. Management.

5.1.1. Manager. The Company shall be managed by one or more Managers, who may, but need not, be Members. The initial Managers are Stanton Nelson and Robert M. Byers.

5.1.2. General Powers. The Manager shall have full, exclusive, and complete discretion, power, and authority, subject in all cases to the other provisions of this Agreement and the requirements of applicable law, to manage, control, administer, and operate the business and affairs of the Company and to make all decisions affecting such business and affairs, including, for Company purposes, the power to:

(a) acquire by purchase, lease, or otherwise, any real or personal property;

(b) construct, operate, maintain, finance, and improve, and to own, sell, convey, assign, mortgage, or lease any real or personal property;

(c) enter into agreements and contracts and give receipts, releases, and discharges;

(d) purchase liability and other insurance to protect the Company’s properties and business;

(e) borrow money for and on behalf of the Company;

(f) prepay, in whole or in part, refinance, amend, modify, or extend any mortgages or deeds of trust that may affect any asset of the Company and in connection therewith to execute for and on behalf of the Company any extensions, renewals, or modifications of such mortgages or deeds of trust;

(g) execute any and all other instruments and documents that may be necessary or in the opinion of the Managers desirable to carry out the intent and purpose of this Agreement, including documents whose operation and effect extend beyond the term of the Company;

(h) make any and all expenditures that the Manager, in its sole discretion, deems necessary or appropriate in connection with the management of the affairs of the Company and the carrying out of its obligations and responsibilities under this Agreement, including all legal, accounting, and other related expenses incurred in connection with the organization and financing and operation of the Company;

(i) enter into any kind of activity necessary to, in connection with, or incidental to the accomplishment of the purposes of the Company;

(j) invest and reinvest Company reserves in short- term instruments or money market funds; and

(k) direct the Company to make a loan (with an interest rate equal to the applicable federal rate) to GRMH in an amount equal to the Capital Contribution made by FHE with respect to the Preferred Equity.

5.1.3. Extraordinary Transactions. Notwithstanding anything to the contrary in this Agreement (other than Section 5.1.4 below), the Manager shall not undertake any of the following without the approval of the Members:

(a) the sale, exchange, lease, or other disposition of all or substantially all of the assets of the Company;

(b) the merger, consolidation, or reorganization of the Company with or into any other Person;

(c) subject to Section 5.1.4, the amendment or restatement of the Certificate of Formation of the Company or this Agreement; and

(d) the admission of additional members to the Company.

5.1.4. [RESERVED]

5.1.5. Limitation on Authority of Members.

(a) No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member.

(b) Any Member who takes any action or binds the Company in violation of this section shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.

5.1.6. Removal of Manager. GRMH at any time and from time to time and for any reason may remove any Manager then acting and select a new Manager.

5.2. Meetings of and Voting by Members.

5.2.1. A meeting of the Members may be called at any time by the Manager or any Member. Meetings of Members shall be held at the Company’s principal place of business or at any other place designated by the Manager. Not less than ten (10) nor more than ninety (90) days before each meeting, the Manager or the Member calling the meeting shall give written notice of the meeting to each Member. The notice shall state the time, place, and purpose of the meeting. Notwithstanding the foregoing provisions, each Member waives notice if before or after the meeting the Member signs a waiver of the notice that is filed with the records of Members meetings or is present at the meeting in person or by proxy. Unless this Agreement provides otherwise, at a meeting of Members, the presence in person or by proxy of GRMH constitutes a quorum. A Member may vote either in person or by written proxy signed by the Member or by the Member’s duly authorized attorney-in-fact.

5.2.2. Except as otherwise provided in this Agreement, the affirmative vote of the Members whose Membership Interest Percentages total more than fifty percent (50%) shall be required to approve any matter coming before the Members.

5.2.3. Except as otherwise provided in this Agreement, FHE shall not be entitled to vote.

5.2.4. In lieu of holding a meeting, the Members may vote or otherwise take action by a written consent stating the action taken executed by the Members holding a majority or other required amount of Membership Interests then held by Members.

5.3. Personal Services.

5.3.1. No Member shall be required to perform services for the Company solely by virtue of being a Member. Unless approved by the Members, including FHE only so long as FHE holds Common Equity in the Company, no Member shall be entitled to compensation for services performed for the Company by the Member. However, upon substantiation of the amount and purpose thereof, the Members shall be entitled to reimbursement for expenses reasonably incurred in connection with the activities of the Company, including but not limited to, reasonable expenses incurred in connection with services provided to the Company by employees of Affiliates.

5.3.2. Unless approved by Members whose Membership Interest Percentages total more than fifty percent (50%) and FHE only so long as FHE holds Common Equity in the Company, a Manager shall not be entitled to compensation for services performed for the Company. However, upon substantiation of the amount and purpose thereof, the Managers shall be entitled to reimbursement for expenses reasonably incurred in connection with the activities of the Company.

5.4. Officers. Unless determined otherwise by GRMH, the Manager may appoint agents of the Company, referred to as “Officers,” to carry out the Manager’s decisions and the day-to-day activities of the Company. Unless determined otherwise by GRMH, the Officers shall have the titles, power, authority, and duties as from time to time may be assigned by the Manager or GRMH.

5.5. Duties of Parties.

5.5.1. The Manager shall not be liable, responsible, or accountable in damages or otherwise to the Company or to any Member for any action taken or any failure to act on behalf of the Company within the scope of the authority conferred on the Manager by this Agreement or by law, unless the action or omission constituted a breach of the Manager’s duty of loyalty, was not in good faith, involved intentional misconduct or knowing violation of law, resulted in the receipt of an improper personal benefit, or constituted recklessness.

5.5.2. Nothing in this Agreement shall be deemed to restrict in any way the rights of any Member, or of any Affiliate of any Member, to conduct any other business or activity whatsoever, and the Member shall not be accountable to the Company or to any Member with respect to that business or activity even if the business or activity competes with the Company’s business. The organization of the Company shall be without prejudice to the Member’s respective rights (or the rights of their respective Affiliates) to maintain, expand, or diversify such other interests and activities and to receive and enjoy profits or compensation therefrom. Each Member waives any rights the Member might otherwise have to share or participate in such other interests or activities of any other Member or the Member’s Affiliates.

5.5.3. Each Member understands and acknowledges that the conduct of the Company’s business may involve business dealings and undertakings with Members and their Affiliates. In any of those cases, those dealings and undertakings shall be at arm’s length and on commercially reasonable terms.

5.6. Indemnification. The Company shall indemnify the Manager and Officers for any action taken or failure to act on behalf of the Company within the scope of the authority conferred on the Manager or Officers by this Agreement or by law, unless such action or omission was not in good faith, involved intentional misconduct or knowing violation of law, resulted in the receipt of an improper personal benefit, or constituted recklessness. The Company shall promptly notify the Members whenever the Manager or an Officer has been indemnified by the Company for any act, matter, or thing whatsoever.

Section VI.

Transfer of Interests; Additions and Withdrawals of Members

6.1. Transfers. Except as provided in Section 4.7, no Member may make a Voluntary Transfer of all, or any portion of, or any interest or rights in, the Membership Interests owned by the Member, and no Interest Holder may make a Voluntary Transfer of all, or any portion of, or any interest or rights in, any Economic Interest. Each Member hereby acknowledges the reasonableness of this prohibition in view of the purposes of the Company and the relationship of the Members. Any attempt to make a Voluntary Transfer of any Membership Interests or Economic Interests in violation of the prohibition contained in this Section 6.1 shall be invalid, null, and void, and of no force or effect. Any Person to whom a Membership Interest is attempted to be transferred in violation of this Section 6.1 shall not be entitled to vote on matters coming before the Members, participate in the management of the Company, act as an agent of the Company, receive distributions from the Company, or have any other rights in or with respect to the Membership Interests.

6.2. Withdrawal. No Member shall have the right or power to withdraw voluntarily from the Company.

6.3. Involuntary Transfer. Immediately upon the occurrence of an Involuntary Transfer, the successor of the Member shall thereupon become an Interest Holder but shall not become a Member.

6.4. Additional Members. Notwithstanding anything in this Agreement to the contrary, the Manager may, without the consent of the Members, (i) admit one or more additional Members to the Company, (ii) issue Preferred Equity to such additional Members, which shall entitle the holder to distributions pursuant to Sections 4.1, 4.1A, 4.1B, and 4.4 on the same terms and in the same priority as distributions payable to FHE thereunder.

Section VII.

Dissolution, Liquidation, and Termination of the Company

7.1. Events of Dissolution. The Company shall dissolve and its affairs shall be wound up on the first to occur of the following events:

7.1.1. upon a determination by GRMH or

7.1.2. upon the entry of a decree of judicial dissolution of the Company under the Act.

7.2. Procedure for Winding Up and Dissolution. If the Company is dissolved, the Manager shall wind up the Company’s affairs. On winding up of the Company, the assets of the Company shall be distributed, first, to creditors of the Company, including Interest Holders who are creditors, in satisfaction of the liabilities of the Company, and then to the Interest Holders in accordance with Section 4.4.

7.3. Filing of Certificate of Cancellation. If the Company is dissolved, the Manager shall promptly file Certification of Cancellation with the Secretary. If there is no Manager, the Certificate of Cancellation shall be filed by the remaining Members. If there are no remaining Members, the Certificate of Cancellation shall be filed by the last Person to be a Member. If there is no Manager, remaining Members, or a Person who last was a Member, the Certificate of Cancellation shall be filed by the legal or personal representatives of the Person who last was a Member.

Section VIII.

Books, Records, Accounting, and Tax Elections

8.1. Bank Accounts. All funds of the Company shall be deposited in a bank account or accounts opened in the Company’s name. The Manager shall determine the institution or institutions at which the accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein.

8.2. Books and Records. The Manager shall keep or cause to be kept complete and accurate books and records of the Company and supporting documentation of the transactions with respect to the conduct of the Company’s business.

8.3. Annual Accounting Period. The annual accounting period of the Company shall be its taxable year. The Company’s taxable year shall be selected by the Manager, subject to the requirements and limitations of the Code.

Section IX.

General Provisions

9.1. Assurances. Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing, and other acts as the Members deem appropriate to comply with the requirements of law for the formation and operation of the Company and to comply with any laws, rules, and regulations relating to the acquisition, operation, or holding of the property of the Company.

9.2. Notifications. Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested. A notice must be addressed to an Interest Holder at the Interest Holder’s last known address on the records of the Company. A notice to the Company must be addressed to the Company’s principal office. A notice delivered personally will be deemed given only when acknowledged in writing by the person to whom it is delivered. A notice that is sent by mail will be deemed given three (3) business days after it is mailed. Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; and, thereafter, notices are to be directed to those substitute addresses or addressees.

9.3. Specific Performance. The parties recognize that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders (i) restraining and enjoining any act which would constitute a breach, or (ii) compelling the performance of any obligation which, if not performed, would constitute a breach.

9.4. Complete Agreement. This Agreement constitutes the final, complete, and exclusive statement of the agreement among the Members. It supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty. This Agreement may not be amended without the written consent of all of the Members.

9.5. Headings. The headings in this Agreement are inserted as a matter of convenience only, and do not define, limit, or describe the scope of this Agreement or the intent of the Members.

9.6. Binding Provisions. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors, and permitted assigns.

9.7. Jurisdiction and Venue. Any suit involving any dispute or matter arising under this Agreement may only be brought in the United States District Court for the Western District of Oklahoma or the District Court of Oklahoma County, Oklahoma. All Members hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

9.8. Terms. Common nouns and pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, and plural, as the identity of the Person may in the context require. “Includes” and “including” are not limiting. The rule of construction that a document is to be construed most strictly against the party who drafted the document shall not be applicable to this Agreement because both parties participated in the preparation of this Agreement.

9.9. Separability of Provisions. Each provision of this Agreement shall be considered separable; and if for any reason, any provision or provisions herein are determined to be determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

9.10. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

9.11. Estoppel Certificate. Each Member shall, within ten (10) days after written request by any Member or the Manager, deliver to the requesting Person a certificate stating, to the Member’s knowledge, that: (i) this Agreement is in full force and effect; (ii) this Agreement has not been modified except by any instrument or instruments identified in the certificate; and (iii) there is no default hereunder by the requesting Person, or if there is a default, the nature and extent thereof.

9.12. No Partnership Intended for Nontax Purposes. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under either the Oklahoma Revised Uniform Partnership Act or the Oklahoma Revised Uniform Limited Partnership Act. The Members do not intend to be partners to one another, or partners to any third party. To the extent any Member, by word or action, represents to another person that any other Member is a partner or that the Company is a partnership, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of such representation. No statement or action of any Member that occurred prior to the formation of the Company shall be construed to constitute the formation of a partnership of that Member with any other Member or any third party.

[Signature page follows.]

EXECUTED as of the date first stated above:

MEMBER:

GRAYMARK HEALTHCARE, INC., an Oklahoma corporation

By:
Stanton Nelson, CEO

FOUNDATION HEALTH ENTERPRISES LLC, an Oklahoma limited liability company
By:	FHE MANAGERS, LLC,a Delaware limited liability company,
Its Manager

By:
Name:
Its: Manager

Exhibit A

Membership Interests of Common Equity Holders

Member	Percentage of Common Equity Membership Interest
Graymark Healthcare, Inc.	100%

Exhibit B

Membership Interests Held by the Company

100% Membership Interests in Foundation Surgery Affiliates, LLC

100% Membership Interests in Foundation Surgical Hospital Affiliates, LLC

Exhibit “E”

FSA and FSHA Financial Information

Foundation Surgery Affiliates, LLC

Balance Sheet

September 30, 2012

ASSETS
Current Assets
Cash	$1,950,604

Accounts Receivable:
Due from Centers	459,773
Miscellaneous	41,518

Total Accounts Receivable	501,291

Deposits, Prepaids and Adv.	90,550

Total Current Assets	2,542,445

Property & Equipment:
Building Improvements	219,523
Computer Equipment & Software	1,148,129
Furniture, Fixtures, and Equipment	297,451

Total Property & Equipment	1,665,103
Less Accumulated Depreciation	(1,428,685)

Property & Equipment - Net	236,418

Investment in Management Contracts	2,325,229

Investment in Centers	7,307,080

Total Assets	$12,411,171

LIABILITIES AND EQUITY
Current Liabilities
Payables and Accruals:
Vendors Payable	$145,914
Other Payables	521,471
Salaries Payable	385,996

Total Payables and Accruals	1,053,381

Current Portion of Long Term debt:
Total Current Portion of Long Term Debt	1,240,103
Preferred Membership Interest Payable	2,790,340

Total Current Liabilities	5,083,824

Long Term Debt:
Total Long Term Debt	4,298,146

Preferred Membership Payable	7,381,643

Total Liabilities	16,763,613

Equity:
Retained Earnings	1,727,070
Contributed Capital	(287,764)
Distributions to Related Entities	(8,300,712)
Current Year Income	2,508,964

Total Equity	(4,352,443)

Total Liabilities & Equity	$12,411,171

Foundation Surgery Affiliates, LLC

Statement of Income

For The Nine Months Ended September 30, 2012

Revenues
Management Fees	$3,357,058
Profit Distributions	3,963,350
Miscellaneous income	105,194

Total Revenues	7,425,602

Expenses
Salaries & Benefits	2,435,921
Travel & Entertainment	119,894
Equipment Rental	67,207
Professional Fees	387,354
Legal Fees	124,198
Repairs & Maintenance	57,583
Rent, Telephone & Insurance	205,948
Other	335,601

Total Expenses	3,733,706
Gain (Loss) on Sale of Investments in Affiliates	347,702

Ebitda	4,039,598
Other Income/(Expense)
Interest Expense	(1,007,609)
Interest Income	2,061
Depreciation Expense	(525,106)

Net Income	$2,508,964

Foundation Surgical Hospital Affilates, LLC

Balance Sheet

September 30, 2012

ASSETS
Current Assets
Cash	$733,471
Restricted Cash	400,000

1,133,471

Accounts Receivable:
Due from Centers	1,548,564
A/R Patients	4,352,687
Miscellaneous	83,735

Total Accounts Receivable	5,984,985

Deposits, Prepaids and Adv.	397,478

Inventory	776,189

Total Current Assets	8,292,123

Notes Receivable	—

Property & Equipment:
Building Improvements	93,972
Medical Equipment	10,293,142
Computer Equipment & Software	5,788,681
Furniture, Fixtures, and Equipment	810,540

Total Property & Equipment	16,986,335
Less Accumulated Depreciation	(13,487,061)

Property & Equipment - Net	3,499,275

Investment in Facilities	(2,806,406)

Other Investments	374,183

Total Assets	$9,359,175

LIABILITIES AND EQUITY
Current Liabilities
Payables and Accruals
Vendors Payable	$3,091,526
Salaries Payable	1,026,469
Other Payables	2,976,120

Total Payables and Accruals	7,094,115

Current Portion - Long Term Debt:
Hospital	2,507,843
Corporate	756,446

Total Current Portion - Long Term Debt:	3,264,289

Preferred Member Interest Payable	702,079

Total Current Liabilities	11,060,483

Deferred Hospital & Healthplex Rent	1,615,506

Long Term Dept:
Hospital	3,111,038
Corporate	409,061

Total Long Term Debt	3,520,099

Preferred Member Payable	3,690,822

Total Liabilities	19,886,910
Equity
Retained Earnings	(24,111,434)
Paid in Capital	8,636,162
Minority Interest	574,572
Current Year Income	1,084,769
Distributions to Related entities	4,026,847
Less Dividends	(738,652)

Total Equity	(10,527,734)

Total Liabilities & Equity	$9,359,175

Foundation Surgical Hospital Affilates, LLC

Statement of Income

For The Nine Months Ended September 30, 2012

Revenues
Management Fees	$1,811,998
CBO Income	806,994
Credentialing Income	101,355
Profit Distributions	1,075,393
Miscellaneous Income	105,119
Net Patient Revenue	24,271,115

Total Revenues	28,175,005

Expenses
Medical Supplies	6,836,004
Salaries & Benefits	7,810,158
Travel & Entertainment	91,145
Equipment Rental	323,819
Professional Fees	4,913,874
Legal Fees	507,951
Repairs & Maintenance	320,567
Rent, Telephone & Insurance	2,645,894
Other	1,469,187

Total Expenses	24,915,597

Non-Operating Revenue	627,646
Minority Interest	(1,500,111)

Ebitda	2,383,943
Other Income/(Expenses)
Interest Expense	(698,478)
Interest Income	135,544
Franchise Taxes	(94,996)
Depreciation Expense	(641,244)

Net Income	$1,054,769

Exhibit “F”

Graymark Business

Graymark is one of the largest providers of care management solutions to the sleep disorder market based on number of independent sleep care centers and hospital sleep diagnostic programs operated in the United States. Graymark provides a comprehensive diagnosis and care management solution for patients suffering from sleep disorders.

Sleep Management Market

Graymark believes that the market for sleep management solutions is large and growing with no clear market leader. A number of factors support the future growth of this market:

•	Large and undiagnosed population of patients that suffer from sleep disorders. There are a substantial number of undiagnosed patients who could benefit from diagnosis and treatment of sleep disorders. There are an estimated 50 million Americans that suffer from chronic, long-term sleep disorders, according to the National Institutes of Health, or NIH. There are over 80 different sleep disorders, including obstructive sleep apnea, or OSA, insomnia, narcolepsy and restless legs syndrome. The primary focus of Graymark’s business is OSA, which the National Sleep Foundation estimates occur in at least 18 million Americans. Moreover, according to the American College of Physicians, about 80% of persons with sleep apnea go undiagnosed.

•	Increasing awareness of diagnosis and treatment options, particularly for OSA. Graymark believes there is an increasing awareness among the U.S. population and physicians in particular about the health risks and the availability and benefits of treatment options for sleep disorders. Of significant importance, OSA can have serious effects on people’s health and personal lives. OSA is known to increase the risk for several serious health conditions, including obesity, high blood pressure, heart disease, stroke, diabetes, depression and sexual dysfunction. Additionally, OSA may result in excessive daytime sleepiness, memory loss, lack of concentration and irritability. OSA and its effects may increase the risk for automobile accidents and negatively affect work productivity and personal relationships. In addition, as physicians become aware of the links between OSA and other serious health conditions, physicians are increasingly referring patients for sleep studies.

•	Growth in obesity rates. OSA is found in people of every age and body type, but is most commonly found in the middle-aged, obese population. Obesity is found in approximately 72 million adults in America and is a growing problem in the United States. By 2020, the number of obese Americans is expected to be approximately 103 million. Obesity exacerbates OSA by enlarging the upper airway soft tissue structures and narrowing the airway. Not only does obesity contribute to sleep disorders such as OSA, but sleep disorders can also contribute to obesity. We believe individuals suffering from OSA generally have less energy and ability to exercise or keep a strict diet. Medical studies have also shown that sleep disorders can impair metabolism and disrupt hormone levels, promoting weight gain.

•	Large aging population. An aging U.S. population, led by approximately 78 million baby-boomers, is becoming increasingly at risk for OSA. As their soft palates enlarge, their pharyngeal fat pads increase in size and the shape of bony structures around the airway change.

Graymark believes these factors present a significant business opportunity for Graymark because Graymark provides a complete continuum of care for those who suffer from OSA – from initial diagnosis to treatment with a continuous positive airway pressure, or CPAP, device to providing ongoing CPAP supplies and long-term follow-up care.

•	The amount being spent on sleep disorder diagnosis and treatment is increasing. A 2010 Frost & Sullivan report estimated the U.S. sleep diagnostic market was $1.4 billion in 2008, and that it will grow to $3.4 billion by 2015 for a compound annual growth rate of 14.3%.

•	The sleep diagnostic market is highly fragmented. Graymark’s presence as one of the largest overall providers of sleep diagnostic services with 103 total diagnostic and therapy locations comprised of 21 independent sleep care centers and 82 hospital sleep diagnostic programs, out of a total Graymark estimate includes 4,000 sleep clinics in the United States, illustrates the level of fragmentation in the market. Only a limited number of companies provide a comprehensive solution which includes initial diagnosis to treatment with a CPAP device and the provision of ongoing CPAP supplies and long-term follow-up care.

Graymark Sleep Management Solution

The Graymark sleep management solution is driven by the Graymark clinical approach to managing sleep disorders. The Graymark clinical model is led by the Graymark staff of medical directors who are board-certified physicians in sleep medicine, who oversee the entire life cycle of a sleep disorder from initial referral through continuing care management. The Graymark approach to managing the care of Graymark patients diagnosed with OSA is a key differentiator for Graymark. Five key elements support the Graymark clinical approach:

•	Referral: The Graymark medical directors, who are board-certified physicians in sleep medicine, have forged strong relationships with referral sources, which include primary care physicians, as well as physicians from a wide variety of other specialties and dentists.

•	Diagnosis: Graymark owns and operates sleep testing clinics that diagnose the full range of sleep disorders including OSA, insomnia, narcolepsy and restless legs syndrome.

•	CPAP Device Supply: Graymark sells CPAP devices, which are used to treat OSA.

•	Re-Supply: Graymark offers a re-supply program for Graymark patients and other CPAP users to obtain the required components for their CPAP devices that must be replaced on a regular basis.

•	Care Management: Graymark provides continuing care to the Graymark patients led by our medical directors who are board-certified physicians in sleep medicine and their staff.

The Graymark clinical approach increases the long-term compliance of Graymark patients, and enables Graymark to manage a patient’s sleep disorder care throughout the lifecycle of the disorder, thereby allowing Graymark to generate a long-term, recurring revenue stream. Graymark generates revenues via three primary sources: providing the diagnostic tests and related studies for sleep disorders through the Graymark sleep diagnostic centers, the sale of CPAP devices, and the ongoing re-supply of components of the CPAP device that need to be replaced. In addition, as a part of the Graymark ongoing care management program, Graymark monitors the patient’s sleep disorder and as the patient’s medical condition changes, Graymark is paid for additional diagnostic tests and studies.

In addition, Graymark believes that the Graymark clinical approach to comprehensive patient care provides higher quality of care and achieves higher patient compliance. Graymark believes that higher compliance rates are directly correlated to higher revenue generation per patient compared to our competitors through increased utilization of the Graymark patient reorder supply program, or PRSP, and a greater likelihood of full reimbursement from federal payors and those commercial carriers who have adopted federal payor standards.

Referral and Diagnosis

Patients at risk for, or suspected of suffering from, a sleep disorder are referred to one of the Graymark sleep clinics by independent physicians, dentists, group practices, or self-referrals. At the Graymark independent sleep care centers and hospital sleep diagnostic programs, which Graymark refers to as our sleep clinics, Graymark administers an overnight polysomnogram, or sleep study, to determine if the Graymark patients suffer from a sleep disorder. The Graymark medical directors provide a diagnosis and comprehensive report to the referring physician based on analysis of the patient’s sleep study results.

CPAP Device Supply

If the physician determines the patient suffers from OSA following the review of the sleep study results, then the patient is generally prescribed the American Academy of Sleep Medicine’s, or AASM, preferred method of treatment, which is with a CPAP device. Patients return to the Graymark clinic for an overnight study to determine the optimal air pressure to prescribe with the CPAP device. Sometimes, both the diagnosis and air pressure study are done in one night. Regulatory restrictions prevent Medicare from making payments to sleep diagnostics centers that sell CPAP devices unless the diagnosis has been made by a medical director who is board-certified in sleep medicine or who meets other specified criteria. All of the sleep studies Graymark conducts, except for those conducted at one of Graymark non-accredited centers, qualifies Graymark to receive Medicare reimbursement for the sale of CPAP devices.

Re-supply

In addition to selling CPAP devices to people with OSA, Graymark offers the Graymark patient reorder supply program, or PRSP. The PRSP periodically supplies the components of the CPAP device that must be regularly replaced (such as masks, hoses, filters, and other parts) to the Graymark patients and other CPAP users. This enables them to better maintain their CPAP devices, increasing the probability of ongoing compliance and a better long-term clinical outcome and providing Graymark with a long-term recurring revenue stream.

Care Management

The Graymark thorough wellness and continuing care program led by the Graymark medical staff provides the greatest opportunity for Graymark patients to use their CPAP devices properly and stay compliant. After the initial CPAP device set-up, the Graymark clinical staff contacts the patient regularly during the initial six months (at 48 hours, two weeks, two months and six months) and each six months thereafter to enhance patient understanding and to ensure the greatest chance for the short- and long-term success for the patient. Most importantly, where Graymark has the program in place, the Graymark medical staff has an in-person visit with the patient and their CPAP device approximately 45 days after the initial set-up. The purpose of the visit is to verify initial compliance and to enhance compliance by assuring proper fit and feel of the CPAP device (usually the mask), determining if there are any medical impediments to compliance (such as untreated allergies), and answering any questions about the operation or care of the equipment. Graymark also works closely with the patient’s physicians to aid in their follow-up care and monitoring of the treatment.

Recently, as the public and medical communities have become increasingly aware of the sleep diagnostic and treatment markets, federal and state lawmakers and regulators have taken a greater interest in implementing stricter criteria to ensure a high standard of care. Federal payors, and commercial carriers who have adopted similar standards, will only pay CPAP providers for equipment over a 13-month period in equal installments. Payment is stopped if the CPAP provider cannot document patient compliance levels that meet their established standards within the first 90 days after the initial set-up.

Exhibit “G”

Graymark Financial Information

GRAYMARK HEALTHCARE, INC.

Consolidated Condensed Balance Sheets

(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$113,327	$4,915,032
Accounts receivable, net of allowances for contractual adjustments and doubtful accounts of $3,160,741 and $3,100,612, respectively	3,264,556	3,095,447
Inventories	375,690	427,039
Current assets from discontinued operations	34,486	1,059,023
Other current assets	718,778	274,049

Total current assets	4,506,837	9,770,590

Property and equipment, net	3,128,640	2,935,992
Intangible assets, net	1,092,591	1,214,633
Goodwill	10,688,571	13,729,571
Other assets from discontinued operations	—	54,255
Other assets	266,408	280,289

Total assets	$19,683,047	$27,985,330

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Liabilities
Accounts payable	$2,291,735	$782,367
Accrued liabilities	2,719,741	2,262,096
Current portion of long-term debt	18,423,280	2,071,597
Current liabilities from discontinued operations	580,391	723,274

Total current liabilities	24,015,147	5,839,334

Long-term debt, net of current portion	158,925	17,203,691
Other liabilities	117,282	117,282

Total liabilities	24,291,354	23,160,307
Equity
Graymark Healthcare shareholders’ equity (deficit):
Preferred stock $0.0001 par value, 10,000,000 authorized; no shares issued and outstanding	—	—
Common stock $0.0001 par value, 500,000,00 shares authorized; 15,195,634 and issued and outstanding respectively	1,520	1,507
Paid-in capital	40,214,976	40,080,923
Accumulated deficit	(44,536,078)	(35,113,386)

Total Graymark Healthcare shareholders’ equity (deficit)	(4,319,582)	4,969,044
Noncontrolling interest	(288,725)	(144,021)

Total equity (deficit)	(4,608,307)	4,825,023

Total liabilities and shareholders’ equity (deficit)	$19,683,047	$27,985,330

GRAYMARK HEALTHCARE, INC.

Consolidated Condensed Statements of Operations

For the Nine Months Ended September 30, 2012 and 2011

(Unaudited)

	2012	2011
Net Revenues:
Services	$9,711,137	$9,388,267
Product sales	3,254,655	3,707,840

	12,965,792	13,096,107

Cost of Services and Sales:
Cost of Services	4,133,334	3,814,933
Cost of sales	1,210,069	1,259,404

	5,343,403	5,074,337

Gross Margin	7,622,389	8,021,770

Operating Expenses:
Selling general and administrative	10,989,745	10,039,289
Bad debt expense	1,024,207	628,215
Impairment of goodwill	3,041,000	—
Depreciation and amortization	920,905	836,936

	15,975,857	11,504,440

Other (Expense):
Interest expense, net	(843,562)	(975,735)
Other expense	—	(12,234)

Net other (expense)	(843,562)	(987,969)

Income (loss) from continuing operations, before taxes	(9,197,030)	(4,470,639)
(Provision) benefit for income taxes	—	(10,494)

Income (loss) from continuing operations, net of taxes	(9,197,030)	(4,481,133)
Income (loss) from discontinued operations, net of taxes	(364,172)	376,478

Net income (loss)	(9,561,202)	(4,104,655)
Less: Net income (loss) attributable to noncontrolling interests	(138,510)	(130,626)

Net income (loss) attributable to Graymark Healthcare	$(9,422,692)	$(3,974,029)

Earnings per common share (basic and diluted):
Net income (loss) from continuing operations	$(0.60)	$(0.42)
Income (loss) from discontinued operations	(0.02)	0.04

Net income (loss) per share	$(0.62)	$(0.38)

Weighted average number of common shares outstanding	15,121,218	10,332,069

Weighted average number of diluted shares outstanding	15,121,218	10,332,069

Exhibit “H”

Subscription Materials

152

Class B Units

at

$105,000.00 per Unit

Foundation Health Enterprises LLC

Subscription Materials

These subscription materials (the “Subscription Materials”) are to be used to subscribe for Class B membership interests consisting of a one percent (1%) Class B membership interest in Foundation Health Enterprises, LLC, a Delaware limited liability company (the “Company”) representing one Class B membership unit in the Company and 10,000 shares of restricted shares of common stock of Graymark Healthcare, Inc., (“Class B Units”) offered for sale pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Class B units are being offered for sale in units (each, a “Unit”) or fractional part thereof. These Subscription Materials are intended for use only by the party to whom they were delivered by the Company for the purpose of such party’s possible investment in the Class B Units. By acceptance of the Subscription Materials said party acknowledges that the Subscription Materials may not be distributed or reproduced, in whole or in part, or used for any other purpose without the express written consent of the Company. The Company reserves the right to request at any time that the Subscription Materials be returned to the Company.

SUBSCRIPTION MATERIALS

TO SUBSCRIBE:

PLEASE REMIT AN ORIGINALLY EXECUTED COPY OF THESE SUBSCRIPTION MATERIALS TO: FOUNDATION HEALTH ENTERPRISES LLC, 210 PARK AVENUE #1350, OKLAHOMA CITY, OK 73102

March 18, 2013

Foundation Health Enterprises LLC

INSTRUCTIONS FOR COMPLETION AND EXECUTION OF SUBSCRIPTION MATERIALS

- PLEASE READ CAREFULLY -

All of the enclosed documents should be completed in accordance with these instructions and returned to the Company at 210 Park Avenue #1350, Oklahoma City, Ok 73102. For any questions, please contact Stanton Nelson, the Company’s Chief Executive Officer, at (405) 601-5390 or by e-mail at Stanton Nelson <snelson@grmh.com>

The following procedure should be followed in order to assure proper execution of the documents:

A.	Investor Questionnaire (pages 1-13)

1.	Complete thoroughly either Section I on pages 4-7 or Section II on pages 8-11, whichever is applicable.

2.	On page 12, date and sign on Signature of Subscriber line and otherwise complete the requested information. The signature of and certain information from your Investor Representative (if any) is also required on page 12. If the Subscriber is a corporation or a partnership, a Notary Public must complete and sign on page 13.

B.	Investor Representative Questionnaire (pages 14-18)

1.	The individual (if any) designated as your Investor Representative must complete all questions on pages 15, 16, 17 and 18. The signature of and certain information from your Investor Representative (if any) is required on pages 17 and 18.

2.	The signature or acknowledgment of Subscriber is also required on the designated line on page 18.

C.	Subscription Agreement and Operating Agreement Subscription Page (pages 19-27)

1.	Fill in all information requested on pages 26 and 27.

2.	The signature of the subscriber is required on page 27.

D.	Joinder of Member to Second Amended and Restated Operating Agreement (page 28)

1.	Fill in the total dollar amount of your subscription where indicated on page 28.

2.	Date, sign and complete the address information on page 28.

PART A

INVESTOR QUESTIONNAIRE

(pages 3-13)

1.	Complete either Section I on pages 4-7 or Section II on pages 8-11, whichever is applicable.

2.	On page 12, date and sign on Signature of Subscriber line. The signature of your Investor Representative (if any) is also required on page 12. If the Subscriber is a corporation or a partnership, a Notary Public must complete and sign on page 13.

Please print or type your answers. If the answer to any question is “No” or “Not Applicable,” please so state. Please provide information for every Subscriber, using a separate questionnaire for each. If your spouse is not a co-subscriber and you have listed property held in joint tenancy or tenancy-in-common, please indicate your share of such property. Please do not confuse individual assets or income with assets or income of a trust, corporation or partnership in which you have an interest; do, however, list the value of your interest in such entities.

Foundation Health Enterprises LLC

INVESTOR QUESTIONNAIRE

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY UNLESS REQUIRED

BY COURT ORDER OR OTHERWISE REQUIRED BY THE COMPANY TO

DEMONSTRATE THE AVAILABILITY OF EXEMPTIONS FROM THE REGISTRATION

REQUIREMENTS OF RELEVANT FEDERAL AND STATE LAWS GOVERNING THE

OFFER AND SALE OF THE SECURITIES.

Foundation Health Enterprises LLC

210 Park Avenue #1350

Oklahoma City, Ok 73102

Gentlemen:

The information contained herein is being furnished to the Company in order for it to determine whether the attached Subscription Agreement to subscribe for Class B membership interests consisting of a one percent (1%) Class B membership interest in Foundation Health Enterprises, LLC, a Delaware limited liability company (the “Company”) representing one Class B membership unit in the Company and 10,000 shares of restricted shares of common stock of Graymark Healthcare, Inc., (“Class B Units”), by the undersigned, either individually or as a partner or member of an investor which is a partnership or limited liability company, may be accepted by you in accordance with the requirements of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder (“Regulation D”). Accordingly, we acknowledge that the Company will rely on the information contained herein for purposes of determining whether the undersigned is an Accredited Investor or Non-Accredited Investor in accordance with Regulation D.

I understand that my answers will at all times be kept confidential unless required by court order or otherwise required by the Company to demonstrate the availability of exemptions from the registration requirements of relevant federal and state laws governing the offer and sale of the Units. Furthermore, by signing this Investor Questionnaire I agree that the management of the Company (the “Management”) may present this Investor Questionnaire to such parties as they deem appropriate if called upon under law to establish the availability under federal or state laws of an exemption from registration of the offer and sale of the Units.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE SECTION I

AND

CORPORATIONS, PARTNERSHIPS, LLCS AND OTHER

ENTITY SUBSCRIBERS MUST COMPLETE SECTION II

- ALL QUESTIONS IN THE APPROPRIATE SECTION MUST BE ANSWERED -

SECTION I. QUESTIONS FOR INDIVIDUAL SUBSCRIBERS

1. Name:                                                                                                                                            Age:

U.S. Citizen:     Yes                No

Number of Dependents:                    Social Security No.:

2. Permanent residence address (other than Post Office Box), including telephone number:

3.(a) Name of current business, business address and telephone number:

(b) Type of current business position held, responsibilities involved in position and number of years employed in position:

4. Position(s) held during past five (5) years, responsibilities involved and number of years employed or, if retired, position held in previous business, responsibilities involved in position and number of years employed in position:

5. Send correspondence to:             Home:                Office:

Other:

6. Business or professional education and the degrees received are as follows:

School	Degree	Year Received

7. Are you purchasing the Units of the Company for your own account?

                Yes                         No

If no, please specify:

8. Describe any other substantial experience in business, investment or financial  matters that enables you to evaluate the merits and risks of this investment:

9. Method of Investment Qualification: An individual will qualify as an Accredited Investor if he or she meets any one of the following requirements. Please indicate if you meet any of the following requirements:

(A)	I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes, “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses allocated to me with respect to the Units.

                Yes                         No

(B)	I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year. For these purposes, “income” shall be determined as set forth in Section 9 (A) above.

                Yes                         No

(C)	I am a natural person and had an individual net worth at the time of purchase (or joint net worth with spouse) in excess of $1 million (including my home, home furnishings and automobiles).

                Yes                         No

(D)	I am a director or executive officer of the Company.

                Yes                         No

10. Method of Investment Evaluation: Each subscriber is required to retain the services of an advisor when such prospective subscriber does not have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of acquiring the Units. Please indicate below if you have such knowledge and experience or, alternatively, require the services of an advisor.

(A)	I have such knowledge and experience in financial matters that I am capable of evaluating the merits and risks of an investment in the Units, and will not require the services of an Investor Representative. I offer as evidence of such knowledge and experience in these matters the information contained in this Investor Questionnaire.

                Yes                         No

(B)	I have retained the services of an Investor Representative(s). I acknowledge the following named person(s) to be my Investor Representative(s) in connection with evaluating the merits and risks of an investment in the Units.

                Yes                         No

Name:

Answer the following only if you checked “Yes” to Question 10(B):

The above-named Investor Representative(s) has furnished to me a completed Investor Representative Questionnaire, a copy of which I reviewed prior to signing this questionnaire and I am delivering to you herewith. I and the above-named Investor Representative(s) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Units.

                Yes                         No

IF YOU HAVE CHECKED “YES” UNDER METHOD B, THIS INVESTMENT QUESTIONNAIRE MUST BE ACCOMPANIED BY ONE COMPLETED AND SIGNED COPY OF THE INVESTOR REPRESENTATIVE QUESTIONNAIRE.

I understand that the Company and the Management will rely upon the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company and the Management as follows:

(a)	The answers to the above questions are complete and correct and may be relied upon by the Company and the Management in determining whether the undersigned is an Accredited Investor.

(b)	I will immediately notify the Company and the Management of any material change in any statement made herein occurring prior to the closing of any subscription for the Units.

(c)	I am a person who is able to bear the economic risk of an investment in the Units of the size contemplated. In making this statement, consideration has been given to whether I can afford to hold the investment for an indefinite period of time and whether I can afford a complete loss of my investment. I offer as evidence of my ability to bear the economic risk the information contained in this Investor Questionnaire.

(d)	The purchase of the Units will be solely for my account, and not for the account of any other person or with a view toward transfer, resale, assignment, fractionalization or distribution thereof (except as expressly permitted in the Subscription Agreement and Power of Attorney).

SECTION II. QUESTIONS FOR CORPORATIONS, PARTNERSHIPS AND OTHER ENTITY SUBSCRIBERS

1.	Name and Nature (e.g., limited partnership, corporation, trust, limited liability company) of Entity:

2.	Date of Organization:

3.	State of Organization:

4.	Taxpayer Identification No.:

5.	Principal Business Address:

6.	Telephone: ( )

7.	Send Correspondence to Principal Office: Other: (see below)

Other Address:

8.	Accredited Investor Suitability Requirements.

(A)	Has the subscribing corporation, partnership, employee benefit plan, individual retirement account or other entity been formed for the specific purpose of investing in the Units?

Yes                    No

(B)	If your answer to question A is “No,” INITIAL OR CHECK whichever of the following statements is applicable to the subscribing entity; if your answer to question A is “Yes,” the subscribing entity must be able to certify to statement (2) below in order to qualify as an “Accredited Investor.”

(1)	The undersigned entity certifies that it is an “Accredited Investor” because it is:

(i) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

Yes                    No

(ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

Yes                    No

(iii) an insurance company as defined in Section 2(13) of the Act;

Yes                    No

(iv) an investment company registered under the Investment Company Act of 1940;

Yes                    No

(v) a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;

Yes                    No

(vi) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes                    No

(vii) a plan established by a state or political subdivision, or any agency or instrumentality of a state or political subdivision, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes                    No

(viii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, and the plan fiduciary is either a bank, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes                    No

(ix) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Yes                    No

(x) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

Yes                    No

(xi) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Units, whose subscription is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Act.

Yes                    No

(2) The undersigned entity certifies that it is an “Accredited Investor” because each of its Unit holders, partners or beneficiaries meets at least one of the following conditions:

(i) The Unit holder, partner or beneficiary is a natural person and had an individual net worth at the time of subscription for (or joint net worth with spouse) in excess of $1 million (including my home, home furnishings and automobiles).

Yes                    No

(ii) The Unit holder, partner or beneficiary is a natural person and had an individual income (without including any income of spouse) in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expect an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes, “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses allocated to me with respect to the Units.

Yes                    No

(iii) The Unit holder, partner or beneficiary is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in statement B(1) above.

Yes                    No

9. Is the subscribing entity registered as a bank holding company under the Bank Holding Company Act of 1956, as amended?

Yes                    No

10. The undersigned corporation, partnership, employee benefit plan or individual retirement account has all requisite authority to acquire the Units hereby subscribed for and to enter into the Subscription Agreement.

Yes                    No

I understand that the Company and the Management will rely upon the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company and the Management as follows:

(a)	The answers to the above questions are complete and correct and may be relied upon by the Company and the Management in determining whether the undersigned is an Accredited Investor.

(b)	I will immediately notify the Company and its Management of any material change in any statement made herein occurring prior to the closing of any subscription by me of the Units.

(c)	I am a person who is able to bear the economic risk of an investment in the Units of the size contemplated. In making this statement, consideration has been given to whether I can afford to hold the investment for an indefinite period of time and whether I can afford a complete loss of my investment. I offer as evidence of my ability to bear the economic risk the information contained in this Investor Questionnaire.

(d)	The subscription of the Units will be solely for my account, and not for the account of any other person or with a view toward transfer, resale, assignment, fractionalization or distribution thereof.

(e)	The Units may not be suitable for certain categories of subscribers. The Company and its Management reserve the right to make additional inquiries of any subscriber and to require additional representations prior to accepting any such subscriber’s subscription.

IN WITNESS WHEREOF, I have executed this Investor Questionnaire this             day of             , 2013 and declare that it is truthful and correct.

INDIVIDUAL SUBSCRIBERS	CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES

Signature of Subscriber	Name of Entity Subscribing

Authorized Signature

PRINT Name of Subscriber	PRINT Name and Title of Person Signing

Subscriber’s Address:	Subscriber’s Address:

The undersigned Investor Representative hereby certifies that he or she has reasonable grounds to believe the above Investor is a person who is able to bear the economic risk of an investment in the Units and that the above information has been properly completed.

Signature of Investor Representative

PRINT Investor Representative Name

Investor Representative’s Office Address:

( )
Office Telephone Number

ACKNOWLEDGEMENT FOR CORPORATE SUBSCRIBER

(Individual Subscribers Need Not Use a Notary)

STATE OF	)
) SS
COUNTY OF	)

On this             day of             , 2013, before me personally appeared             to me known, who, being first by me duly sworn, did depose and say that (s)he resides at             that (s)he is the             of             , the corporation described in and which executed the above instrument; that [the corporation has no seal]* [(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it is so affixed by order of the Board of Directors of said corporation]*, and that (s)he signed his(her) name thereto by order of said corporation’s Board of Directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public:
My Commission Expires:

[SEAL]

*	Strike out whichever bracketed clause does not apply.

PART B

INVESTOR REPRESENTATIVE QUESTIONNAIRE

(pages 15-18)

1.	The individual (if any) designated as your Investor Representative must complete all questions on pages 15, 16, 17 and 18. The Investor Representative’s signature is required on pages 17 and 18.

2.	Subscriber’s signature or acknowledgment is also required on the letter on page 18.

Foundation Health Enterprises LLC

INVESTOR REPRESENTATIVE QUESTIONNAIRE

Foundation Health Enterprises LLC

210 Park Avenue #1350,

Oklahoma City, Ok 73102

Gentlemen:

The information contained herein is being furnished to you in order for you to determine whether a sale of Class B membership consisting of a one percent (1%) Class B membership interest in Foundation Health Enterprises, LLC, a Delaware limited liability company (the “Company”) representing one Class B membership unit in the Company and 10,000 shares of restricted shares of common stock of Graymark Healthcare, Inc., (“Class B Units”), may be made to the following individual (either individually or as a partner or member of an investor which is a partnership or limited liability company):

(Insert name of Subscriber)

in light of your decision to sell the Units only to qualified investor for purposes of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The undersigned understands that (i) you will rely on the information set forth herein for purposes of determining whether the undersigned a qualified investor and (ii) this Questionnaire is not an offer to sell the Units or any other securities to the undersigned Investor Representative.

I note that you have not provided to the above-named Subscriber any written material in connection with the offering of the Units OTHER THAN THE OPERATING AGREEMENT AND THE SUBSCRIPTION MATERIALS TO WHICH THIS INVESTOR REPRESENTATIVE QUESTIONNAIRE IS ATTACHED, WHICH I UNDERSTAND IS NOT A COMPLETE DESCRIPTION OF ALL OF THE RISKS ATTENDANT WITH AN INVESTMENT IN THE COMPANY OR THE UNITS.

It should be noted by you that nothing herein shall be construed as a representation by me that I have attempted to verify any of the foregoing information; rather, to the contrary, the scope of my engagement by, and my discussions with, the above subscriber have been limited to a determination of the suitability of an investment in the Units by the above-named subscriber in light of such subscriber’s current investment circumstances as such circumstances have been presented to me. For this purpose I have assumed, but do not in any way represent or warrant, either to you or to the above-named subscriber, that the information stated above is accurate and complete in all material respects. Each and every statement made by me in the following paragraphs is qualified by reference to the foregoing.

With the above in mind, I herewith furnish you with the following information:

A.	(i) the Company has made available to me all documents relating to an investment in the Company that I have requested and has provided answers to all of my questions concerning the private placement; (ii) I have discussed the Company with the above-named Subscriber with a view to determining whether an investment in the Units by such Subscriber is appropriate in light of such Subscriber’s financial circumstances, as such circumstances have been disclosed to me by such Subscriber; and (iii) I have advised the party whom I represent as to the merits and risks of an investment in the Units. In evaluating the suitability of an investment in the Units for the Subscriber, I have not relied upon any representation or other information, whether oral or written, or as contained in any documents, other than as set forth in the Subscription Agreement and answers to questions furnished to me in writing by the Company, if any. None of the information provided to me orally (if any) contradicts any written statements contained in the Subscription Materials or exhibits thereto and I have not relied on any such oral statements in forming my opinion that this investment is suitable for the Subscriber.

B.	I have such knowledge and experience in financial and business matters to be capable of evaluating, alone, or together with other investor representatives of the Subscriber, the merits and risks of an investment in the Company. I offer as evidence thereof the following additional information (e.g., investment experience, business experience, profession, education):

C.	I am not “affiliated” with and am not “compensated” by the Company or any affiliate or selling agent of the Company directly or indirectly (see Note on the following page).

There is no material relationship between me or my affiliates and the Company or the Management or other affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years.

[State “No Exceptions” or set forth exceptions and give details. Please note that any exceptions must not cause you to be “affiliated” with or “compensated” by the Company or an affiliate of the Company as defined on the following page].

[If any exceptions exist and are described above, please confirm that such exceptions were disclosed to the above-named Subscriber in writing prior to the date hereof by attaching hereto a copy of such disclosure statement.]

NOTE:

The relationships which will render a person “affiliated” include: (i) a present or intended relationship of employment, either as an employee, employer, independent contractor or principal; (ii) any relationship within the definition of the term “affiliate” set forth below, or as an officer, director or general partner of an affiliate; and (iii) the beneficial ownership by the Investor Representative of securities of the Company or its affiliates or selling agent, except that the ownership of one percent (1%) or less of such securities shall not render an Investor Representative affiliated.

“Affiliate” of the Company shall mean a person controlling, controlled by or under common control with the Company. A person controls another person within the meaning of this definition through the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or actions of such other person.

I agree to notify you promptly of any changes to the information described in this Questionnaire which may occur prior to the completion of the transaction.

Very truly yours,

Dated: , 2013
(Signature of Investor Representative)

Print Investor Representative Name

Investor Representative’s Office Address:

(Subscriber)

Subscriber’s Address:

Telephone	( )

Dear Sir/Madam:

You have asked me to act as your Investor Representative in connection with the offering to you or to an investor, partnership or limited liability company of which you are a partner or member by Foundation Health Enterprises LLC, (the “Company”), of Units (as described in the Company’s Operating Agreement). Prior to such appointment, I am required to disclose to you any material relationship between me and (i) the Company or the management or Unit holders of the Company or (ii) any investor, partnership or limited liability company of which you are a partner or member or the management or equity owners of such investor, partnership or limited liability company, which now exists or is contemplated or which has existed at any time during the last two years. [Describe material relationships below:]

I have no other relationship to the Company or its Management, or the Company’s Unit holders or other affiliates that is material to this offering.

Very truly yours,

(Investor Representative)

Received and acknowledged:

By:
Signature of Investor

Date: , 2013

PART C

SUBSCRIPTION AGREEMENT AND OPERATING AGREEMENT SUBSCRIPTION PAGE

(pages 20-27)

1.	Fill in all information requested on pages 26 and 27.

2.	The signature of the subscriber is required on page 27.

Foundation Health Enterprises LLC

SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

This Subscription Agreement and Power of Attorney (this “Subscription Agreement”) is made by and between Foundation Health Enterprises LLC, a Delaware limited liability company (the “Company”), and the undersigned who is subscribing hereby for Class B membership interests consisting of a one percent (1%) Class B membership interest in Foundation Health Enterprises, LLC, a Delaware limited liability company (the “Company”) representing one Class B membership unit in the Company and 10,000 shares of restricted shares of common stock of Graymark Healthcare, Inc., (“Class B Units”) of the Company being sold as Class B Units (“Units”) through a private placement by the Company (the “Private Placement”). The terms of the units are described in the Company’s Operating Agreement, dated             , 2013 (the “Operating Agreement”), with which this Subscription Agreement has been delivered.

By executing this Agreement I hereby acknowledge that I have received a copy of the Operating Agreement. I further acknowledge that I (or my Investor Representative) have read the Operating Agreement and that I fully understand the terms and conditions of the Operating Agreement and the Class B Units represented by the Units, including the terms and conditions governing the amount and timing of distributions (if any) on such Class B Units

In consideration of the Company’s agreement to issue Units to the undersigned, upon the terms and conditions set forth herein, the undersigned agrees and represents as follows:

A.	SUBSCRIPTION

1. The undersigned hereby subscribes for the number of Units (the “Units”), or fractional part thereof, set forth on the signature page below, at a price of One Hundred Five Thousand Dollars ($105,000) per Unit, in cash payable in U.S. currency by money order, bank draft or check made payable to “Foundation Health Enterprises LLC” at the time of the delivery of this executed Subscription Agreement to the Company, or by conversion of debt owed by the Company to the undersigned, The undersigned agrees to execute and deliver to the Company any other documents or loan documents reasonably requested by the Company to substantiate satisfaction by the undersigned of the terms and conditions established for investors as conditions precedent to the issuance of Units of the Company and any other documents subsequently required by any lender, state securities commission or other authority or by Management. If the foregoing subscription is accepted by the Company, the undersigned acknowledges that the undersigned will be issued the Units.

2. The undersigned understands that the undersigned may become a Unit holder at any time following the Company’s receipt and acceptance of this subscription at the discretion of Management, after execution of this Agreement and the remittance of funds to the Company (although such remittance of funds is not required to render this Agreement enforceable once signed and delivered to the Company) at which time the undersigned’s subscription funds and other documents will be released for use by the Company. Subscriptions will be accepted or rejected on a rolling basis and there is no requirement that the Company sell a minimum number of Class B Units before accepting this subscription.

3. The undersigned understands and acknowledges that:

a. This subscription may be accepted or rejected in whole or in part by Management in Management’s sole and absolute discretion and that the undersigned will not become a member of the Company or be issued any Class B Units therein until the Subscription Agreement is countersigned by Management. Management shall have the right to reduce each investor’s (including that of the undersigned) subscription to reduce the total subscription if such is deemed to be in the best interest of the Company and its Interest holders.

b. If this subscription is accepted, the Units purchased pursuant hereto will be owned only in the name of the undersigned as indicated on the signature page below. If this subscription is rejected, any funds submitted in connection with the Subscription Agreement will be refunded to the undersigned by check or bank draft, without interest.

c. Except as provided under applicable state securities laws, this subscription is and shall be irrevocable, except that the undersigned shall have no obligations hereunder in the event that this subscription is for any reason rejected or the Private Placement is for any reason canceled.

d. The following securities law matters are applicable to the offering:

THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THESE SUBSCRIPTION MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE UNITS MAY NOT BE TRANSFERRED, WHOLLY OR IN PART, EXCEPT IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

e. The Units are being purchased for the undersigned’s own account for investment and not for distribution or resale to others. The undersigned agrees that the undersigned will not sell or otherwise transfer the undersigned’s Units unless they are registered under the Securities Act of 1933, as amended (the “Securities Act”), or unless an exemption from such registration is available. The undersigned represents that the undersigned has adequate means of providing for the undersigned’s current needs and possible personal contingencies and that the undersigned has no need for liquidity in this investment. It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned and as requested by any of the undersigned’s attorney, accountant and Investor Representative.

f. No federal or state agency has made any finding or determination as to the adequacy of the information set forth herein or as to the fairness of the Private Placement or any recommendation or endorsement of the Units.

g. Any federal or state tax results of an investment in the Units are not susceptible to absolute prediction and audit adjustments to Company returns or returns of individual Unit holders, new developments in rulings of the Internal Revenue Service, court decisions or legislative or administrative changes may have an adverse effect on one or more of the tax consequences sought by the Company.

h. Because the Units have not been registered under the Securities Act or any applicable state securities laws, the economic risk of the investment must be borne indefinitely by the undersigned and the Units cannot be sold unless subsequently registered under the Securities Act and such laws. Any such registration is unlikely at any time in the future. Neither the Company nor Management is obligated to file a notification under Regulation A of the Securities Act or a registration statement under the Securities Act; Rule 144 adopted under the Securities Act, governing the possible disposition of the Units, is not currently available and is not expected to be available in the foreseeable future and neither the Company nor Management has covenanted to take any action necessary to make Rule 144 available for a resale of the Units; additionally, it is not anticipated that there will be any market for resale of the Units in the foreseeable future.

i. The undersigned acknowledges that the Units are subject to certain transfer restrictions set forth in the Operating Agreement. Further, if the undersigned desires to transfer any of the Units purchased hereby, in addition to complying with such transfer restrictions the undersigned agrees to comply with applicable federal and state securities laws and regulations and applicable federal and state banking laws and regulations (collectively, the “Securities Laws”).

j. The undersigned hereby acknowledges and agrees that this Subscription Agreement may not be canceled, revoked or withdrawn by the undersigned, and that this Subscription Agreement and the documents submitted herewith shall survive death or disability of the undersigned.

k. The undersigned understands and acknowledges that the Company is relying on representations, warranties and agreements made by the undersigned to the Company herein and in the Investor Questionnaire delivered herewith by the undersigned to the Company (the “Investor Questionnaire”) and, therefore, hereby agrees to indemnify the Company, Management and their partners, directors, officers, affiliates, employees, agents and attorneys, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys’ fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Subscription Agreement, the Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Units purchased by the undersigned pursuant hereto: (i) in violation of the Securities Act or any other applicable law; or (ii) in violation of any of the Securities Laws.

B.	REPRESENTATIONS AND WARRANTIES

1. The undersigned hereby represents, warrants and agrees that:

a. The undersigned is acquiring the Class B Units in the Company represented by the Units for the undersigned’s own account and not with a view to distribution or resale; has not subdivided the Units subscribed for hereby, nor is the undersigned holding all or any portion of the Units for, any other person; and agrees not to sell, hypothecate or otherwise dispose of all or any part of the undersigned’s Unit (except that transfers for estate planning purposes to a trust or other entity the beneficial ownership of which is held be members of the purchaser’s immediate family shall not be prohibited) unless: (i) the Units represented thereby have been registered under the Securities Act and applicable state securities laws or, in the opinion of counsel acceptable to the Company, an exemption from the registration laws is available; and (ii) such transfer will not, in the opinion of counsel acceptable to the Company, cause the Company to violate any of the Securities Laws.

b. The undersigned is an “Accredited Investor” because the undersigned meets the suitability requirements discussed in the Subscription Materials attached hereto or is a “Non-Accredited Investor.”

c. The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Units will not cause such overall commitment to become excessive.

d. The undersigned has adequate net worth and means of providing for the undersigned’s current needs and personal contingencies necessary to sustain a complete loss of the undersigned’s investment in the Company and the undersigned has no need for liquidity in this investment in the Units.

e. The undersigned has, or the undersigned and the undersigned’s Investor Representative have, such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that the undersigned is, or they are, capable of evaluating the merits and risks of an investment in the Company.

f. The undersigned has evaluated and understands the risks and terms of investing in the Company.

g. The Company has made available to the undersigned and as requested to any of the undersigned’s attorney, accountant or Investor Representative all documents that the undersigned or any of the foregoing has requested relating to an investment in the Company and has provided answers to all of the undersigned’s or their questions concerning the Private Placement and an investment in the Company. In evaluating the suitability of an investment in the Company and acquiring the Units, the undersigned has not been furnished with or relied upon any representations or other information (whether oral or written) that contradict or expand upon the information set forth herein and in the Operating Agreement.

h. The undersigned recognizes and understands that there are substantial risks related to the purchase of Units.

i. The undersigned has discussed with the undersigned’s professional, legal, tax and financial advisors the suitability of an investment in the Company for the undersigned’s particular tax and financial situation.

j. The undersigned is a bona-fide resident of the State set forth in the undersigned’s address below and agrees that, in the event the undersigned’s principal residence is changed prior to purchase of the Units, the undersigned will promptly notify Management, and if the change is to a State in which offers and/or sales of Units in the manner contemplated by the Management is prohibited by applicable law, that any offer to sell the Units to him prior to notification of the changes shall be deemed retracted and the undersigned shall no longer be entitled to purchase Units pursuant to such offer.

k. All information which the undersigned has provided to the Company concerning the undersigned and the undersigned’s financial position, including, but not limited to, the Investor Questionnaire, is true, correct and complete as of the date set forth below, and shall be true, correct and complete as of the date of the acceptance hereof by the Company and the issuance of the Units to the undersigned.

l. The undersigned is not an officer or director of and does not directly or indirectly hold any interest in any company, partnership or other entity which is a licensed broker/dealer or which owns a bank or bank holding company other than as disclosed in the undersigned’s Investor Questionnaire.

m. If the undersigned is a corporation, partnership, trust or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all the requisite power and authority to invest in the Units as provided herein; (ii) such investment does not result in any violation of, or conflict with, any term or provision of the charter, organizational documents or bylaws of the undersigned or any other instrument or agreement; (iii) such investment has been duly authorized by all necessary action on behalf of the undersigned; and (iv) this Subscription Agreement has been duly executed and delivered on behalf of the undersigned and constitutes a legal, valid and binding agreement of the undersigned.

n. If the undersigned is a corporation or a partnership, the person signing this Subscription Agreement on its behalf hereby represents and warrants that the information contained in any Investor Questionnaire completed by any Unit holders of such corporation or partners of such partnership are true and correct with respect to such Unit holders or partners (and if any such Unit holder or partner is itself a corporation or a partnership, with respect to all persons having an interest in such corporation or partnership, whether directly or indirectly) and that the person signing this Subscription Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained in any such Investor Questionnaire.

o. If the undersigned is purchasing the Units subscribed hereby in a representative or fiduciary capacity, the representations and warranties contained herein (and in any other written statement or document delivered to the Company in connection herewith) shall be deemed to have been made on behalf of the person or persons for whom such Units are being purchased.

p. All information which the undersigned has heretofore furnished and furnishes herewith to the Company, including, without limitation, the certification as to the undersigned’s status as an “accredited investor” or “non-accredited investor” within the meaning of Regulation D promulgated under the Securities Act, and any other information with respect to the undersigned’s financial position and business experience set forth in the undersigned’s Investor Questionnaire is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information prior to the notification to the undersigned of the acceptance by the Company of this subscription for Units (the “Closing”), the undersigned will immediately furnish such revised or corrected information to the Company.

q. Within five days after receipt of a request from the Company, the undersigned hereby agrees to provide such information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws and ordinances to which the Company is subject.

r. The undersigned has not distributed copies of these Subscription Materials to anyone other than the undersigned’s advisors or Investor Representative, if any, and no one other than the undersigned and the undersigned’s advisors or Investor Representative, if any, has used these materials.

s. The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking hereby shall be the joint and several representation, warranty and undertaking of each such person.

t. The undersigned acknowledges that the Company will impress appropriate legends on each instrument representing the Units (if any), including the following:

The Units represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state law, and such Units may not be sold or otherwise transferred unless (a) they are registered under the Securities Act and any applicable state law or (b) such sale or transfer is exempt from such registration and the Company has received an opinion of counsel acceptable to it to the effect that such sale or transfer is so exempt.

u. The undersigned understands that the Company will not obtain a revenue ruling from the Internal Revenue Service or an opinion of counsel as to the tax aspects of the transaction including the status of the Company for tax purposes.

C.	POWER OF ATTORNEY

The undersigned, desiring to become a Class B Member of the Company, hereby agrees to all of the terms of the Operating Agreement and agrees to be bound by the terms and conditions thereof. The undersigned hereby constitutes and appoints the Manager of the Company or its successors as the undersigned’s true and lawful attorney and in the undersigned’s name, place, and stead to make, execute, sign, acknowledge, swear to, deliver, record, and file the Operating Agreement and any documents or instruments which may be considered necessary or desirable by the Management to carry out fully the provisions of the Operating Agreement and, without limitation by enumeration, an amendment or amendments to said Operating Agreement, or the Articles of Organization for the Company for the purpose of adding the undersigned and others as members of the Company (in which amendments the undersigned hereby joins and executes and authorizes this Agreement to be attached to any such amendment) or otherwise amending said Operating Agreement or Certificate or canceling the same, or any other action permitted and shall be irrevocable and survive the undersigned’s death, incapacity, insolvency, dissolution, or termination, as the case may be, or the undersigned’s delivery of an assignment of the whole or any part of the undersigned’s Interests. This Power of Attorney shall be supplementary to any power of attorney granted in the Operating Agreement.

D.	MISCELLANEOUS

1. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

2. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered or certified mail, return receipt requested, addressed to the other party at the address of such party set forth herein, or to such other address furnished by notice given in accordance with this Paragraph.

3. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising same, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

4. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware. This Subscription Agreement and the rights, powers and duties set forth herein shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

5. The undersigned hereby certifies under the penalties of perjury that the social security number or tax identification number provided below and the information provided with respect to Section 3406a(a)(1)(C) of the Internal Revenue Code of 1986, as amended, is true and correct.

Pursuant to the Unit and Dividend Tax Compliance Act of 1983, payors of interest, dividends and certain other payments must withhold thirty one percent (31%) of such amounts (this is referred to as “backup withholding”) if the payee fails to furnish the payor with: (i) the payee’s correct taxpayer identification number (the payee’s social security number); and (ii) a statement certified under penalties of perjury concerning: (a) the accuracy of the payee’s taxpayer identification number; and (b) the fact that the payee is not subject to backup withholding because the Internal Revenue Service has not notified the payee that he is subject to backup withholding due to a failure to report all interest and dividends. Funds deposited with the Company by subscribers may earn interest. Therefore, absent receiving the undersigned’s taxpayer identification number and the foregoing certification by checking the appropriate box that he is not subject to backup withholding pursuant to Section 3406(a)(1)(C) of the Internal Revenue Code, backup withholding will be applicable in general.

Make an “X” in the following blank if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code of 1986, as amended.

Taxpayer Identification Number or Social Security Number:

6. This Subscription Agreement constitutes the entire agreement of the parties and there are no further agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof. This Agreement supercedes all prior negotiations, agreements and undertakings (in each case, if any) between the parties with respect to the subject matter hereof.

7. The undersigned has not been provided with any written information concerning the Company other than the Operating Agreement and the Subscription Materials of which this Subscription Agreement is a part. No oral information provided to the undersigned conflicts with or in any way contravenes or diminishes any of the disclosures or risk factors set forth herein, and the undersigned has not relied on any oral representations (if any) in making a decision to invest in the Units.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

IN WITNESS WHEREOF, the undersigned has executed, or has caused to be executed by its duly authorized officers, partners or other representatives, this Subscription Agreement this             day of             , 2013, and declare that it is truthful and correct.

Total Number of Class B Units at $105,000.00 per Unit:

Total Subscription Amount:	$

INDIVIDUAL SUBSCRIBER:	NON-INDIVIDUAL SUBSCRIBER:

Signature of Subscriber	Printed Name of Subscriber

Printed Name of Subscriber	Signature and Title of Officer, Partner or Other
Representative

Printed Name of Officer or Authorized Agent

Individual Subscriber’s Residence Address	Non-Individual Subscriber’s Office Address

TO BE COMPLETED BY ALL SUBSCRIBERS

Subscriber’s Mailing Address
If other than provided above:	Tel:

E-mail;

ACCEPTANCE BY COMPANY: The undersigned, the Manager of Foundation Health Enterprises LLC, hereby accepts the Subscription of the Subscriber listed above as of the date set forth below.

FOUNDATION HEALTH ENTERPRISES LLC

By:

Its:	Date:

JOINDER OF MEMBER TO

OPERATING AGREEMENT

FOR

FOUNDATION HEALTH ENTERPRISES LLC

The undersigned hereby joins in the execution of the Operating Agreement (the “Agreement”) for FOUNDATION HEALTH ENTERPRISES LLC, a Delaware limited liability company (the “Company”) as a Class B Member with such rights provided by the Agreement.

The undersigned hereby acknowledges that upon payment by the undersigned of a Capital Contribution to the Company in the amount of $            in cash and acceptance of this Joinder by the Company (a) this Joinder shall be a counterpart execution of the Agreement and (b) the undersigned shall be a party to the Agreement as a Class B Member with Class B Units. The undersigned hereby agrees to be bound by all the terms of the Agreement as though the undersigned was an original party thereto.

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of this             day of             , 2013.

Signature

Print Name
Address:

ACCEPTANCE

The foregoing Joinder is hereby accepted by the Company as of             , 2013.

FOUNDATION HEALTH ENTERPRISES LLC

By:
Title: